Exhibit (10)(a)


                        PAK MAIL CENTERS OF AMERICA, INC.


                               FRANCHISE AGREEMENT






                                       Franchisee:
                                                  -----------------------------
                                       Date:
                                                  -----------------------------
                                       Franchised Location:
                                                           --------------------

                                       ----------------------------------------

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                        PAK MAIL CENTERS OF AMERICA, INC.
                               FRANCHISE AGREEMENT
                                TABLE OF CONTENTS


1.       PURPOSE...............................................................1

2.       GRANT OF FRANCHISE....................................................1
         2.1.     Grant of Franchise...........................................1
         2.2.     Scope of Franchise Operation.................................1

3.       FRANCHISED LOCATION AND TERRITORIAL RIGHTS............................2
         3.1.     Franchised Location..........................................2
         3.2.     Protected Territory..........................................2
         3.3.     Limitation on Franchise Rights...............................2
         3.4.     A.M. P.M. MOVERS Program.....................................2
         3.5.     Franchisor's Reservation of Rights...........................2

4.       INITIAL FRANCHISE FEE.................................................3
         4.1.     Initial Franchise Fee........................................3

5.       DEVELOPMENT OF FRANCHISED LOCATION....................................3
         5.1.     Approval of Franchised Location..............................3
         5.2.     Approval of Lease............................................3
         5.3.     Conversion and Design........................................4
         5.4.     Signs........................................................4
         5.5.     Equipment....................................................4
         5.6.     Permits and Licenses.........................................4
         5.7.     Commencement of Operations...................................6

6.       TRAINING..............................................................6
         6.1.     Initial Training Program.....................................6
         6.2.     Length of Training...........................................6
         6.3.     Additional Training..........................................6

7.       DEVELOPMENT ASSISTANCE................................................8
         7.1.     Franchisor's Development Assistance..........................8

8.       OPERATIONS MANUAL.....................................................9
         8.1.     Operations Manual............................................9
         8.2.     Confidentiality of Operations Manual Contents................9
         8.3.     Changes to Operations Manual.................................9

9.       OPERATING ASSISTANCE..................................................9
         9.1.     Franchisor's Services........................................9
         9.2.     Additional Franchisor Services..............................10

10.      FRANCHISEE'S OPERATIONAL COVENANTS...................................10
         10.1.    Business Operations.........................................10

11.      ROYALTIES............................................................12
         11.1.    Monthly Royalty.............................................12
         11.2.    Royalty Based Revenues......................................12
         11.3.    Royalty Payments............................................12
         11.4.    Application of Payments.....................................13

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12.      ADVERTISING..........................................................13
         12.1.    Approval of Advertising.....................................13
         12.2.    Marketing Material Beginning Inventory......................14
         12.3.    Advertising Contribution....................................15
         12.4.    Regional Advertising Programs...............................16

13.      QUALITY CONTROL......................................................16
         13.1.    Compliance with Operations Manual...........................16
         13.2.    Standards and Specifications................................18
         13.3.    Inspections.................................................18
         13.4.    Restrictions on Services and Products.......................18
         13.5.    Approved Suppliers..........................................18
         13.6.    Request to Approve Supplier.................................18
         13.7.    Shopping Service............................................19

14.      MARKS, TRADE NAMES AND PROPRIETARY INTERESTS.........................19
         14.1.    Marks.......................................................19
         14.2.    No Use of Other Marks.......................................19
         14.3.    System......................................................19
         14.4.    Mark Infringement...........................................20
         14.5.    Franchisee's Business Name..................................20
         14.6.    Change of Marks.............................................20

15.      REPORTS, RECORDS AND FINANCIAL STATEMENTS............................20
         15.1.    Franchisee Reports..........................................20
         15.2.    Verification................................................21
         15.3.    Books and Records...........................................21
         15.4.    Audit of Books and Records..................................21

16.      TRANSFER.............................................................22
         16.1.    Transfer by Franchisee......................................22
         16.2.    Pre-Conditions to Franchisee's Transfer.....................22
         16.3.    Franchisor's Approval of Transfer...........................23
         16.4.    Right of First Refusal......................................23
         16.5.    Specific Types of Transfers.................................24
         16.6.    Assignment by the Franchisor................................24
         16.7.    Franchisee's Death or Disability............................24

17.      TERM AND EXPIRATION..................................................26
         17.1.    Term........................................................26
         17.2.    Continuation................................................26
         17.3.    Rights Upon Expiration......................................26
         17.4.    Exercise of Option for Successor Franchise..................26
         17.5.    Conditions of Refusal.......................................27

18.      DEFAULT AND TERMINATION..............................................27
         18.1.    Termination by Franchisee...................................27
         18.2.    Termination by Franchisor - Effective Upon Notice...........27
         18.3.    Termination by Franchisor - Thirty Days Notice..............28
         18.4.    Right to Purchase...........................................29
         18.5.    Obligations of Franchisee Upon Termination or Expiration....30
         18.6.    Acknowledgement.............................................31
         18.7.    State and Federal Law.......................................31

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19.      BUSINESS RELATIONSHIP................................................31
         19.1.    Independent Businesspersons.................................31
         19.2.    Payment of Third Party Obligations..........................32
         19.3.    Indemnification.............................................32

20.      RESTRICTIVE COVENANTS................................................32
         20.1.    Non-Competition During Term.................................32
         20.2.    Post-Termination Covenant Not to Compete....................33
         20.3.    Confidentiality of Proprietary Information..................33
         20.4.    Confidentiality Agreement...................................33

21.      INSURANCE............................................................34
         21.1.    Insurance Coverage..........................................34
         21.2.    Proof of Insurance Coverage.................................34

22.      MISCELLANEOUS PROVISIONS.............................................34
         22.1.    Governing Law/Consent to Venue and Jurisdiction.............34
         22.2.    Modification................................................34
         22.3.    Entire Agreement............................................35
         22.4.    Delegation by the Franchisor................................35
         22.5.    Effective Date..............................................35
         22.6.    Review of Agreement.........................................35
         22.7.    Attorneys' Fees.............................................35
         22.8.    Injunctive Relief...........................................36
         22.9.    Payment of Taxes............................................36
         22.10.   No Waiver...................................................36
         22.11.   No Right to Set Off.........................................36
         22.12.   Invalidity..................................................36
         22.13.   Notices.....................................................36
         22.14.   Acknowledgement.............................................36



                                    EXHIBITS
                                    --------
I.                Addendum to Franchise Agreement - Location Approval

II.               Guaranty and Assumption of Franchisee's Obligations

III.              Statement of Ownership

IV.               Authorization Agreement for Prearranged Payments

V.                Build-Out Program Addendum

VI.               Amendment to Franchise Agreement - Renewal

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                        PAK MAIL CENTERS OF AMERICA, INC.
                               FRANCHISE AGREEMENT


     THIS AGREEMENT (the "Agreement") is made this ____ day of ________, 20___, by and between PAK MAIL CENTERS OF AMERICA, INC., a Colorado corporation, located at 7173 South Havana Street, Suite 600, Englewood, Colorado 80112 (the "Franchisor") and ______________________________________________________________
___________________________________________________, located at
________________________ _______________________________________________________
(the "Franchisee"), who, on the basis of the following understandings and agreements, agree as follows:

                                   1. PURPOSE

1.1. The Franchisor has developed methods for establishing, operating and promoting stores offering a variety of packaging, shipping, crating, freight forwarding, mailing, communications and information services ("PAK MAIL Centers" or "Centers") which use the service mark "PAK MAIL" and related trade names and trademarks ("Marks") and the Franchisor's proprietary methods of doing business ("System").

1.2. The Franchisor grants the right to others to develop and operate a PAK MAIL Center, under the Marks and pursuant to the System.

1.3. The Franchisee desires to establish a PAK MAIL Center at a location identified herein or to be later identified, and the Franchisor desires to grant the Franchisee the right to operate a PAK MAIL Center at such location under the terms and conditions which are contained in this Agreement.

                             2. GRANT OF FRANCHISE

2.1. Grant of Franchise.
     -------------------

     The Franchisor grants to the Franchisee, and the Franchisee accepts from the Franchisor, the right to use the Marks and System in connection with the establishment and operation of a PAK MAIL Center, at the location described in
Article 3 of this Agreement. The Franchisee agrees to use the Marks and System, as they may be changed, improved, and further developed by the Franchisor from time to time, only in accordance with the terms and conditions of this Agreement.

2.2. Scope of Franchise Operation.
     -----------------------------

     The Franchisee agrees at all times to faithfully, honestly and diligently perform the Franchisee's obligations hereunder, and to continuously use best efforts to promote the PAK MAIL Center. The Franchisee agrees to utilize the Marks and System to operate all aspects of the business franchised hereunder in accordance with the methods and systems developed and prescribed from time to time by the Franchisor, all of which are a part of the System. The Franchisee's PAK MAIL Center shall offer all products and services as the Franchisor shall designate and shall be restricted from offering or selling any products and services not previously approved by the Franchisor in writing.

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                  3. FRANCHISED LOCATION AND TERRITORIAL RIGHTS

3.1. Franchised Location.
     --------------------

     The Franchisee is granted the right and franchise to own and operate a PAK MAIL Center at the address and location which shall be set forth in Exhibit I, attached hereto ("Franchised Location"). If, at the time of execution of this Agreement, the Franchised Location cannot be designated as a specific address because a location has not been selected and approved, then the Franchisee shall promptly take steps to choose and acquire a location for its PAK MAIL Center within the Designated Area, set forth in Exhibit I. In such circumstances, the Franchisee shall, within 90 days after the execution of this Agreement, select and propose to the Franchisor for the Franchisor's prior approval a specific location for the Franchised Location which, once approved by the Franchisor, shall hereinafter be set forth in the rider to Exhibit I.

3.2. Protected Territory.
     --------------------

     So long as the Franchisee is in compliance with this Agreement, the Franchisor shall not establish or license another person or entity to establish a PAK MAIL Center within a certain geographic area as set forth in Exhibit I ("Protected Territory").

3.3. Limitation on Franchise Rights.
     -------------------------------

     The rights that are granted to the Franchisee are for the specific Franchised Loc ation and Protected Territory and cannot be transferred to an alternative Franchised Location or Protected Territory, or any other location, without the prior written approval of the Franchisor, which approval shall not be unreasonably withheld. The Franchisee shall not operate another Center or offer services which are part of the System at any site other than the Franchised Location without the Franchisor's prior written approval, which approval can be withheld for any reason, in the Franchisor's sole discretion.

3.4. A.M. P.M. MOVERS Program
     ------------------------

     The Franchisor may offer the Franchisee the opportunity to participate in the "A.M. P.M. MOVERS Program," whereby local moving services for individuals and small business customers are either provided by the Franchisee or arranged by the Franchisee with a third party using the A.M. P.M. MOVERS Mark. The Franchisee may not participate in the A.M. P.M. MOVERS Program without the Franchisor's prior written permission, which will be given when the Franchisor and the Franchisee sign the Franchisor's then current A.M. P.M. MOVERS Program Amendment to this Agreement.

3.5. Franchisor's Reservation of Rights.
     -----------------------------------

     The Franchisee acknowledges that its franchise rights as granted are non-exclusive and that the Franchisor retains the rights, among others: (1) to use, and to license others to use, the Marks and System in connection with the operation of a PAK MAIL Center, at any location other than in the Protected Territory; (2) to use the Marks to identify services and products other than those which the Franchisee sells, to identify promotional and marketing efforts and related items, and to identify services and products similar to those which the Franchisee sells, made available through alternative channels of distribution, at any location; and (3) to use and license the use of other proprietary marks or methods in connection with the sale of products and services similar to those which the Franchisee will sell, whether in alternative

                                       2

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channels of distribution or in connection with the operation of packaging and mailing businesses at any location, which businesses are the same as, or similar to, or different from PAK MAIL Centers, on any terms and conditions as the Franchisor deems advisable.

                            4. INITIAL FRANCHISE FEE

4.1. Initial Franchise Fee.
     ----------------------

     In consideration for the right to develop and operate one PAK MAIL Center, the Franchisee agrees to pay to the Franchisor an initial franchise fee of $27,950 as of the date of execution of this Agreement. The Franchisee acknowledges and agrees that the initial franchise fee represents payment for the initial grant of the rights to use the Marks and System, that the Franchisor has earned the initial franchise fee upon receipt thereof and that the fee is under no circumstances refundable to the Franchisee after it is paid, unless otherwise specifically set forth in this Agreement.

                     5. DEVELOPMENT OF FRANCHISED LOCATION

5.1. Approval of Franchised Location.
     --------------------------------

     The Franchisee shall follow the Franchisor's site selection procedures in locating a Franchised Location for the PAK MAIL Center. The Franchisee shall seek the Franchisor's approval of any site proposed as a Franchised Location, by submitting a complete site submittal package, including demographics and other materials requested by the Franchisor, containing all information reasonably required by the Franchisor to assess a proposed Franchised Location. The Franchisor will not unreasonably withhold approval of a proposed site that meets all of the Franchisor's site selection criteria.

5.2. Approval of Lease.
     ------------------

     The Franchisee shall obtain the Franchisor's prior written approval before executing any lease or purchase agreement for the Franchised Location. Any lease for the Franchised Location shall, at the option of the Franchisor, contain a provision: (1) allowing for assignment of the lease to the Franchisor in the event that this Agreement is terminated or not renewed for any reason; (2) giving the Franchisor the right to cure any default by the Franchisee under such lease; and (3) providing the Franchisor with the right, exercisable upon and as a condition of the approval of the Franchised Location, to execute the lease agreement or other document providing entitlement to the use of the Franchised Location in its own name or jointly with the Franchisee as lessee and, upon the exercise of such option, the Franchisor shall provide the Franchisee with the right to use the premises as its sublessee, assignee, or other similar capacity upon the same terms and conditions as obtained by the Franchisor. The lease shall be collaterally assigned to the Franchisor as security for the Franchisee's timely performance of all obligations under this Agreement; the Franchisee shall obtain the lessor's consent to such collateral assignment. The Franchisee shall deliver a copy of the signed lease for the Franchised Location to the Franchisor within 15 days of its execution. The Franchisee acknowledges that approval of a lease for the Franchised Location by the Franchisor does not constitute a recommendation, endorsement or guarantee by the Franchisor of the suitability or profitability of the location or the lease and the Franchisee should take all steps necessary to ascertain whether such location and lease are acceptable to the Franchisee.

                                       3

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5.3. Conversion and Design.
     ----------------------

     The Franchisee acknowledges that the layout, design, decoration and color scheme of PAK MAIL Centers are an integral part of the Franchisor's proprietary System and accordingly, the Franchisee shall convert, design and decorate the Franchised Location in accordance with the Franchisor's plans and specifications and with the assistance of contractors and suppliers designated by or otherwise approved by the Franchisor. The Franchisee shall obtain the Franchisor's written consent to any conversion, design or decoration of the premises before remodeling or decorating begins, recognizing that any related costs are the Franchisee's sole responsibility. It shall be the Franchisee's responsibility to have prepared all required construction plans and specifications to suit the shape and dimensions of the Franchised Location and to insure compliance with applicable laws and the lease.

5.4. Signs.
     ------

     The Franchisee shall purchase or otherwise obtain for use at the Franchised Location and in connection with the PAK MAIL Center signs which comply with the standards and specifications of the Franchisor as set forth in the Operations Manual, as that term is defined in Section 8.1. It is the Franchisee's sole responsibility to insure that any signs comply with applicable local ordinances, mall regulations, building codes and zoning regulations. Any modifications to the Franchisor's standards and specifications for signs which must be made due to local ordinances, codes or regulations shall be submitted to the Franchisor for prior written approval. The Franchisee acknowledges the Marks, or any other name, symbol or identifying marks on any signs shall only be used in accordance with the Franchisor's standards and specifications and only with the prior written approval of the Franchisor.

5.5. Equipment.
     ----------

     The Franchisee shall purchase or otherwise obtain for use at the Franchised Location equipment of a type and in an amount which complies with the standards and specifications of the Franchisor. The Franchisee acknowledges that the type, quality, configuration, capability and/or performance of the equipment are all standards and specifications which are a part of the System and therefore such equipment must be purchased, leased, or otherwise obtained in accordance with the Franchisor's standards and specifications and only from sources approved by the Franchisor. The Franchisee shall equip the Center with computerized point-of-sale systems ("POS System"), computer hardware and software, copiers, printers, facsimile machines and other designated equipment as are consistent with the standards and specifications of the Franchisor. The Franchisee shall also obtain and maintain an account with an internet service provider which meets the Franchisor's standards and specifications.

5.6. Permits and Licenses.
     ---------------------

     The Franchisee agrees to obtain all such permits and certifications as may be required for the lawful construction and operation of the PAK MAIL Center together with all certifications from government authorities having jurisdiction over the site that all requirements for construction and operation have been met, including without limitation, zoning, access, sign, health, safety requirements, building and other required construction permits, licenses to do business and fictitious name registrations, sales tax permits, health and sanitation permits and ratings and fire clearances. The Franchisee agrees to obtain all customary contractors' sworn statements and partial and final lien waivers for construction, remodeling, decorating and installation of equipment

                                       4

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at the Franchised Location. Copies of all subsequent inspection reports, warnings, certificates and ratings issued by any governmental entity during the term of this Agreement in connection with the conduct of the PAK MAIL Center which indicates the Franchisee's failure to meet or maintain the highest governmental standards, or less than full compliance by the Franchisee with any applicable law, rule or regulation, shall be forwarded to the Franchisor within five days of the Franchisee's receipt thereof.

                                       5

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5.7. Commencement of Operations.
     ---------------------------

     Unless otherwise agreed to in writing by the Franchisor and the Franchisee, the Franchisee has 180 days from the date of this Agreement within which to: (1) secure all necessary financing for the Center; (2) complete the initial training program described in Section 6.1 of this Agreement; (3) select, lease and develop the Franchised Location; (4) purchase an opening inventory of materials and supplies; (5) obtain and provide evidence of insurance as described in
Section 21.1 below; and (6) commence operation of the PAK MAIL Center. The Franchisor will extend the time in which the Franchisee has to commence operations for a reasonable period of time in the event factors beyond the Franchisee's reasonable control prevent the Franchisee from meeting this development schedule, so long as the Franchisee has made reasonable and continuing efforts to comply with such development obligations and the Franchisee requests, in writing, an extension of time in which to have its PAK MAIL Center established before such development period lapses. The Franchisee shall obtain the Franchisor's approval prior to opening the Center for business.

                                  6. TRAINING

6.1. Initial Training Program.
     -------------------------

     The Franchisee or, if the Franchisee is not an individual, the person designated by the Franchisee to assume primary responsibility for the management of the PAK MAIL Center ("Principal Operator"), is required to attend and successfully complete the initial training program which is offered by the Franchisor at one of the Franchisor's designated training facilities. Up to two individuals are eligible to participate in the Franchisor's initial training program without charge of a tuition or fee. The Franchisee shall be responsible for any and all traveling and living expenses incurred in connection with attendance at the training program. At least one individual must successfully complete the initial training program prior to the Franchisee's commencement of operation of its PAK MAIL Center.

6.2. Length of Training.
     -------------------

     The initial training program shall consist of a total of 12 days, nine of which shall be classroom instruction at a location designated by the Franchisor and three of which shall be on-site at the Franchised Location at or around the time the Center opens for business. The Franchisee, and if applicable, the Principal Operator, shall attend the on-site training at the Franchised Location. The Franchisor reserves the right to waive a portion of the training program or alter the training schedule, if in the Franchisor's sole discretion, the Franchisee or Principal Operator has sufficient prior experience or training.

6.3. Additional Training.
     --------------------

     From time to time, the Franchisor may present seminars, conventions or continuing development programs or conduct meetings for the benefit of the Franchisee. The Franchisee or its Principal Operator shall be required to attend any ongoing mandatory seminars, conventions, programs or meetings as may be offered by the Franchisor. The Franchisor shall give the Franchisee at least 30 days prior written notice of any ongoing seminar, convention or program which is deemed mandatory. The Franchisor shall not require that the Franchisee attend any ongoing training more often than once a year. All mandatory training will be offered without charge of a tuition or fee; provided, however, the Franchisee will be responsible for all traveling and living expenses which are associated with attendance at the same.

                                       6

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                                       7

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                            7. DEVELOPMENT ASSISTANCE

7.1. Franchisor's Development Assistance.
     ------------------------------------

     The Franchisor shall provide the Franchisee with assistance in the initial establishment of the PAK MAIL Center as follows:

          a. Provision of the initial training program to be conducted at the Franchisor's designated training facilities or at another location designated by the Franchisor, as described in Article 6 above.

          b. Provision of written specifications for a Franchised Location which shall include, without limitation, specifications for space requirements, build out and the demographics and character of the surrounding market area. In addition, if this Agreement governs the Franchisee's first PAK MAIL Center, the Franchisor shall send one representative to the proposed Franchised Location for up to one day to evaluate and, if possible, approve a site for the Franchised Location. The Franchisee acknowledges that the Franchisor shall have no other obligation to provide assistance in the selection and approval of a Franchised Location other than the provision of such written specifications and approval or disapproval of a proposed Franchised Location, which approval or disapproval shall be based on information submitted to the Franchisor in a form sufficient to assess the proposed location as may be reasonably required by the Franchisor.

          c. Directives regarding the required conversion, design and decoration of the PAK MAIL Center premises, plus specifications concerning signs, decor, color, equipment, machines, uniforms and equipment.

          d. Information regarding the selection of suppliers of equipment, items and materials used and inventory and services offered for sale in connection with the PAK MAIL Center. After execution of this Agreement, the Franchisor will provide the Franchisee with a list of approved suppliers, if any, of such equipment, items, materials, inventory and services and, if available, a description of any national or central purchase and supply agreements offered by such approved suppliers for the benefit of PAK MAIL franchisees.

          e. Provision of an operations manual in accordance with Section 8.1 below.

          f. The Franchisor will make available to the Franchisee at or around the commencement of operations of the Franchisee's PAK MAIL Center a representative to be present for three days during the initial operation of the Franchisee's PAK MAIL Center. The representative will assist the Franchisee's employees in the initial operation of the Center at a time scheduled by the Franchisor, unless in the Franchisor's determination, the Franchisee or the Principal Operator have had sufficient prior training or experience.

          g. The Franchisor will grant the Franchisee a nonexclusive, nontransferable license to use certain proprietary computer programs and related materials developed for use in the operation of PAK MAIL Centers ("Program") in accordance with the terms of the Franchisor's then current standard Software License Agreement ("Software License Agreement"). The Franchisee will use the Program in accordance with the terms of the Software License Agreement, including using computer equipment on which the Program has been installed and other computer equipment designated by the Franchisor as meeting its specifications.

                              8. OPERATIONS MANUAL

8.1. Operations Manual.
     ------------------

     The Franchisor agrees to provide to the Franchisee one or more manuals, technical bulletins, or other written materials (collectively referred to as "Operations Manual") covering certain standards and specifications for packaging, shipping, crating, freight forwarding, mailing, communications and information products and services and other operating and marketing techniques for the PAK MAIL Center. The Franchisee agrees that it shall comply with the Operations Manual as an essential aspect of its obligations under this Agreement and failure by the Franchisee to substantially comply with the Operations Manual may be considered by the Franchisor to be a breach of this Agreement.

8.2. Confidentiality of Operations Manual Contents.
     ----------------------------------------------

     The Franchisee agrees to use the Marks and System only as specified in the Operations Manual. The Operations Manual is the sole property of the Franchisor and shall be used by the Franchisee only during the term of this Agreement and in strict accordance with the terms and conditions hereof. The Franchisee shall not duplicate the Operations Manual nor disclose its contents to persons other than its employees or officers who have signed a confidentiality and noncompetition agreement in a form approved by the Franchisor. The Franchisee shall return the Operations Manual to the Franchisor upon the expiration, termination or assignment of this Agreement.

8.3. Changes to Operations Manual.
     -----------------------------

     The Franchisor reserves the right to revise the Operations Manual from time to time as it deems necessary to update or change operating and marketing techniques or standards and specifications. The Franchisee, upon receipt of any updated information, shall update its copy of the Operations Manual as instructed by the Franchisor and shall conform its operations with the updated provisions within a reasonable time thereafter. The Franchisee acknowledges that a master copy of the Operations Manual maintained by the Franchisor at its principal office shall be controlling in the event of a dispute relative to the content of any Operations Manual.

                            9. OPERATING ASSISTANCE

9.1. Franchisor's Services.
     ----------------------

     The Franchisor agrees that, during the Franchisee's operation of the PAK MAIL Center, the Franchisor shall make available to the Franchisee the following services:

          a. Upon the reasonable request of the Franchisee, consultation by telephone, facsimile or electronic mail, regarding the continued operation and management of a PAK MAIL Center and advice regarding the packaging and shipping services, quality control, inventory issues, customer and supplier relations issues and similar advice.

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          b. Access to advertising and promotional materials as may be developed by the Franchisor, the cost of which may be passed on to the Franchisee, at the Franchisor's option.

          c. On-going updates of information and programs regarding the packaging and shipping industry, the competition, the PAK MAIL concept and the System, including, without limitation, information about special or new products which may be developed and made available to PAK MAIL franchisees as a part of the System.

          d. On-going maintenance, updates and technical support for the Program, as set forth in the Software License Agreement and technical support for the hardware components of the POS System purchased from the Franchisor, except to the extent that such components are covered by manufacturer's warranties. The Franchisor reserves the right to charge an annual maintenance fee for maintenance and update services, as set forth in the Software License Agreement.

          e. The Franchisor shall make the initial training program available to replacement or additional Principal Operators during the term of this Agreement. The Franchisee shall be responsible for all travel and living expenses incurred by its personnel during the training program. The availability of the training programs shall be subject to space considerations and prior commitments to new PAK MAIL franchisees.

9.2. Additional Franchisor Services.
     -------------------------------

     Although not obligated to do so, the Franchisor may make its employees or designated agents available to the Franchisee for on-site advice and assistance in connection with the on-going operation of the PAK MAIL Center governed by this Agreement.

                     10. FRANCHISEE'S OPERATIONAL COVENANTS

10.1. Business Operations.
      --------------------

      The Franchisee acknowledges that it is solely responsible for the successful operation of its PAK MAIL Center and that the continued successful operation thereof is, in part, dependent upon the Franchisee's compliance with this Agreement and the Operations Manual. In addition to all other obligations contained in this Agreement and in the Operations Manual, the Franchisee covenants that:

            a. The Franchisee shall maintain clean, efficient and high quality PAK MAIL Center operations and shall operate the business in accordance with the Operations Manual and in such a manner as not to detract from or adversely reflect upon the name and reputation of the Franchisor and the goodwill associated with the PAK MAIL name and Marks.

            b. The Franchisee will conduct itself and operate its PAK MAIL Center in compliance with all applicable laws, health department regulations and other ordinances and in such a manner so as to promote a good public image in the business community. In connection therewith, the Franchisee will be solely and fully responsible for obtaining any and all licenses to carry on business at the PAK MAIL Center.

            c. The Franchisee acknowledges that proper management of the PAK MAIL Center is important and shall insure that the Franchisee or a designated Principal Operator who has completed the Franchisor's initial training program be responsible for the management of the PAK MAIL Center.

            d. The Franchisee shall offer only products and services through its Center which meet or exceed the minimum standards and specifications established by the Franchisor more fully described in the Operations Manual. The Franchisee shall offer all types of products and services as from time to time may be prescribed by the Franchisor and shall refrain from offering any other types of products or services, or operating or engaging in any other type of business or profession, from or through the PAK MAIL Center.

            e. The Franchisee will pay on a timely basis all amounts due and owing to the Franchisor pursuant to any separate agreements between the Franchisee and the Franchisor and all amounts due and owing by the Franchisee to all third parties, including national vendors and taxing authorities, with whom the Franchisee does business at or through the Center. In connection with any amounts due and owing by the Franchisee to third parties, the Franchisee expressly acknowledges that a default by the Franchisee with respect to such indebtedness may be considered a default hereunder and the Franchisor may avail itself of all remedies provided for herein in the event of default.

            f. The Franchisee shall comply with all agreements with third parties related to the PAK MAIL Center including, in particular, all provisions of any premises lease and any equipment leases.

            g. The Franchisee and all employees of the Franchisee shall present a professional appearance, as described in the Operations Manual, and shall render competent and courteous service to customers of the PAK MAIL Center while working at the Franchised Location. The Franchisee is required, at the Franchisee's expense, to purchase specified wearing apparel from suppliers approved by the Franchisor. All Principal Operators, employees of the Franchisee, the Franchisee and its owners, shall wear the specified uniform at all times while working at the Franchised Location. The Franchisor has the right, in its sole and absolute discretion, to change or modify such dress code guidelines.

            h. The Franchisee agrees to renovate, refurbish, remodel or replace, at its own expense, the real and personal property and equipment, including but not limited to, computer hardware, software, the Program and the POS System, used in the operation of the PAK MAIL Center, when reasonably required by the Franchisor in order to comply with the image, standards of operation and performance capability established by the Franchisor from time to time. If the Franchisor changes its image or standards of operation, it shall give the Franchisee a reasonable period of time within which to comply with such changes.

            i. The Franchisee shall be responsible for training all of its employees who work in any capacity in the PAK MAIL Center and shall be fully responsible for all employees' compliance with the operational standards which are part of the System. The Franchisee must conduct its employee training in the manner and according to the standards as prescribed in the Operations Manual. Any employee who does not satisfactorily complete the training shall not work in any capacity in the Franchisee's PAK MAIL Center.

            j. The Franchisee shall at all times during the term of this Agreement own and control the PAK MAIL Center authorized hereunder. Upon request of the Franchisor, the Franchisee shall promptly provide satisfactory proof of such ownership to the Franchisor. The Franchisee represents that the Statement of Ownership, attached hereto as Exhibit III and by this reference incorporated herein, is true, complete, accurate and not misleading, and, in accordance with the information contained in the Statement of Ownership, the controlling ownership of the PAK MAIL Center is held by the Franchisee. The Franchisee shall promptly provide the Franchisor with a written notification if the information contained in the Statement of Ownership changes at any time during the term of this Agreement and shall comply with the applicable transfer provisions contained in Article 16 herein. In addition, if the Franchisee is an entity, all of the owners of the Franchisee shall sign the Personal Guaranty attached hereto as Exhibit II.

            k. The Franchisee shall at all times during the term of this Agreement keep its PAK MAIL Center open during the business hours as may be designated by the Franchisor from time to time in the Operations Manual and shall maintain sufficient supplies of products and employ adequate personnel at all times so as to operate the Center at its maximum capacity and efficiency.

                                 11. ROYALTIES

11.1. Monthly Royalty.
      ----------------

      The Franchisee agrees to pay to the Franchisor a monthly royalty ("Royalty") equal to 5% of the total amount of its "Royalty Based Revenues" (defined in Section 11.2 below) for the first $200,000 of the Center's Royalty Based Revenues, 4 1/2% for the next $50,000 of the Center's Royalty Based Revenues, 4% for the next $50,000 of the Center's Royalty Based Revenues, 3 1/2% for the next $50,000 of the Center's Royalty Based Revenues, and 3% for all subsequent Royalty Based Revenues of the Center received in that calendar year.

11.2. Royalty Based Revenues.
      -----------------------

      "Royalty Based Revenues" shall mean and include the aggregate amount of all sales of services, products or merchandise of every kind or nature performed, sold from, at or in connection with the operation of the Center or arising out of the operation or conduct of business by the Center, including sales made at or away from the Center, whether for cash or credit, but excluding all: (i) federal, state or municipal sales or service taxes collected from customers and paid to the appropriate taxing authority; (ii) income generated from the sale of postage stamps; (iii) key deposits; and (iv) other exclusions as may be authorized in writing by the Franchisor.

11.3. Royalty Payments.
      -----------------

      Royalty payments shall be made monthly and sent to the Franchisor by electronic funds transfer no later than the 10th day of each month or such other day which the Franchisor will designate from time to time ("Due Date") based on Royalty Based Revenues for the immediately preceding month. At the Franchisor's request and in no event later than 30 days prior to the opening of the Center, the Franchisee shall execute an Authorization Agreement for Prearranged Payments of Royalties and Advertising Contributions by electronic transfer of funds from the Franchisee's bank account to the Franchisor's bank account, in the form attached to this Agreement as Exhibit IV. No later than the Due Date of each month, the Franchisee shall report to the Franchisor by electronic means or in written form, as may be reasonably directed by the Franchisor, in a manner more fully described in Section 15.1 below, with such information and pursuant to such standard transmittal procedures regarding the Franchisee's Royalty Based Revenues and such additional information as may be requested by the Franchisor. The Franchisor reserves the right to require Royalty payments be made on a weekly or bi-weekly basis if the Franchisee does not timely or fully submit the required payments or reports. The Franchisor shall have the right to verify such Royalty payments from time to time as it deems necessary, in any reasonable manner. In the event that the Franchisee fails to have sufficient funds in its account or otherwise fails to pay any Royalties as of the Due Date, the Franchisee shall owe, in addition to such Royalties, interest after the Due Date at the highest applicable legal rate for open account business credit, not to exceed 1 1/2% per month. The Franchisee acknowledges that this Section 11.3 shall not constitute the Franchisor's or its affiliates' agreement to accept such payments after they are due or a commitment to extend credit to or otherwise finance operation of the Center. The Franchisor reserves the right to automatically assess a monthly $50 late charge for any report and/or financial statement required under Section 15.1 below which is not timely filed by the Franchisee. Such late charge shall continue to accrue each month that said report(s) and financial statement(s) remain unfiled, and shall be due and payable in full upon demand by the Franchisor. In the event such late charge(s) is/are not paid upon demand, the Franchisor may elect to pursue its remedies as further set forth in this Agreement. In no event shall the Franchisee be required to pay a late payment and/or interest at a rate greater than the maximum interest rate permitted by applicable law.

11.4. Application of Payments.
      ------------------------

      Notwithstanding any designation by the Franchisee, the Franchisor shall have sole discretion to apply any payments by the Franchisee, and any credits received by the Franchisor on the Franchisee's behalf from third party vendors, to any of Franchisee's past due indebtedness to Franchisor for Royalties, Advertising Contributions, purchases from the Franchisor or its affiliates, interest or any other indebtedness.

                                12. ADVERTISING

12.1. Approval of Advertising.
      ------------------------

      The Franchisee shall obtain the Franchisor's prior written approval of all written advertising or other marketing or promotional programs regarding the PAK MAIL Center, including, without limitation, "Yellow Pages" advertising, newspaper ads, flyers, brochures, coupons, direct mail pieces, Internet advertising, including sites on the World Wide Web, specialty and novelty items and radio and television advertising. The Franchisee shall also obtain the Franchisor's prior written approval before using any promotional materials as may be provided by vendors. The proposed written advertising or a description of the marketing or promotional program shall be submitted to the Franchisor at least 30 days prior to publication, broadcast or use. The Franchisee acknowledges that advertising and promoting the PAK MAIL Center in accordance with the Franchisor's standards and specifications is an essential aspect of the System, and the Franchisee agrees to comply with all advertising standards and specifications. The Franchisee shall display all required promotional materials, signs, point of purchase displays and other marketing materials in its PAK MAIL Center and in the manner prescribed by the Franchisor.

12.2. Marketing Material Beginning Inventory.
      ---------------------------------------

      If this Agreement governs the first Center to be opened and operated by the Franchisee, then the Franchisee shall pay to the Franchisor and other suppliers a nonrefundable, nonrecurring fee for marketing material beginning inventory ("Marketing Material Beginning Inventory") in an amount between $550 and $1,000 for Franchisor's provision of a beginning inventory of marketing material for the Franchisee's PAK MAIL Center. The exact amount payable for the Marketing Material Beginning Inventory fee shall be determined by the Franchisee. All or a part of that amount will be due and payable to the Franchisor and other suppliers by the Franchisee on or before the Franchisee's commencement of the initial training program. The Marketing Material Beginning Inventory will be provided by the Franchisor and other suppliers at or around the opening of the Franchisee's Center.

12.3. Advertising Contribution.
      -------------------------

      The Franchisee shall contribute to an advertising fund established by the Franchisor ("Advertising Fund") a fee equal to 2% of the total amount of the Franchisee's Royalty Based Revenues ("Advertising Contribution"). The Advertising Contribution shall be paid to the Franchisor in addition to Royalties and the following terms and conditions shall apply:

            a. The Advertising Contribution shall be payable to "Pak Mail National Ad Fund" and made concurrently with the payment of the Royalties by electronic transfer of funds from the Franchisee's bank account to a bank account designated by the Franchisor, no later than the 10th day of each month, for the Advertising Contribution based on the Royalty Based Revenues of the immediately preceding month.

            b. The Advertising Contributions will be subject to the same late charges as the Royalties, in an amount and manner set forth in Section
      11.3 above.

            c. Upon the request of the Franchisee, the Franchisor will make available to the Franchisee, no later than 30 days after the end of each fiscal quarter, an unaudited financial statement which indicates how the Advertising Fund has been spent.

            d. The Franchisor shall direct all advertising and marketing programs financed by the Advertising Fund, with sole discretion over the creative concepts, materials and endorsements used therein, geographic, market and media placement and allocation, and the administration thereof. The Franchisee agrees that the Advertising Fund may be used to pay the costs of preparing and producing video and audio and written advertising materials; administering multi-regional advertising programs, including, without limitation, purchasing direct mail and other media advertising and employing advertising agencies and staff to assist therewith; and supporting public relations, market research and other advertising and marketing activities.

            e. The Advertising Fund shall be accounted for separately from the Franchisor's other funds and shall not be used to defray any of the Franchisor's general operating expenses, except for such reasonable administrative costs, salaries and overhead as the Franchisor may incur in activities related to the administration of the Advertising Fund and its marketing programs, including, without limitation, conducting market research, preparing material, incurring related accounting and legal expenses, collecting and accounting for Advertising Fund contributions and all costs and expenses related to the Franchise System Advisory Council. The Franchisor may spend in any fiscal year an amount greater or less than the aggregate contribution of all PAK MAIL Centers to the Advertising Fund in that year and the Advertising Fund may borrow from the Franchisor or other lenders to cover deficits or cause the Advertising Fund to invest any surplus for future use. All interest earned on monies contributed to the Advertising Fund will be first used to pay costs. The Advertising Fund may be incorporated or operated through an entity separate from the Franchisor at such time as the Franchisor deems appropriate, and such successor entity shall have all rights and duties of the Franchisor pursuant to this Section 12.3.

            f. The Franchisee understands and acknowledges that the Advertising Fund is intended to maximize recognition of the Marks and patronage of PAK MAIL Centers. Although the Franchisor will endeavor to utilize the Advertising Fund to develop advertising and marketing materials and programs and to place advertising that will benefit all PAK MAIL Centers, the Franchisor undertakes no obligation to ensure that expenditures by the Advertising Fund in or affecting any geographic area are proportionate or equivalent to the contributions by PAK MAIL Centers operating in that geographic area or that any PAK MAIL Center will benefit directly from or in proportion to its contribution to the development of advertising and marketing materials or the placement of advertising. Except as expressly provided in this Section 12.3, the Franchisor assumes no direct or indirect liability or obligation to the Franchisee with respect to the maintenance, direction or administration of the Advertising Fund.

            g. The Franchisor reserves the right to terminate the Advertising Fund, upon 30 days' written notice to the Franchisee. All unspent monies on the date of termination shall be distributed to the Franchisor's franchisees in proportion to their respective contributions to the Advertising Fund during the preceding 12 month period. The Franchisor shall have the right to reinstate the Advertising Fund upon the same terms and conditions set forth herein upon 30 days' prior written notice to the Franchisee.

12.4. Regional Advertising Programs.
      ------------------------------

      The Franchisor reserves the right, upon 30 days prior written notice to the Franchisee, to create a regional advertising association ("Association") for the benefit of PAK MAIL franchisees located within a particular geographic area. If an Association is established for the area where the Franchisee is located, the Franchisee will be required to participate in the Association for the purpose of selecting and participating in regional marketing and promotion programs for PAK MAIL Centers. The Franchisor, in its sole discretion, may contribute up to one-half of the Advertising Fund payments received by the Franchisor from franchisees in the Association for such marketing and advertising programs. The Franchisee will be required to remain a member of and be bound by the decisions of the majority of the members of the Association regarding expenditures, assessments and dues charged by the Association, to the extent that they are approved by the Franchisor. Each Association has the right, by majority vote, to require its members to pay additional monthly dues to the Association. The failure of the Franchisee to participate in the Association or pay any dues required by the Association, may, at the option of the Franchisor, be deemed to be a breach of this Agreement. The Franchisor has the right, in its sole discretion, to form and terminate all Associations and to determine the composition of all geographic territories and market areas for the implementation of such regional advertising and promotion campaigns and to require that the Franchisee participate in such regional advertising programs as and when they may be established by the Franchisor. If a regional advertising program is implemented on behalf of a particular region by the Franchisor, the Franchisor, to the extent reasonably calculable, will only use contributions from PAK MAIL franchisees within such region for the particular regional advertising program. The Franchisor also reserves the right to establish an Association in the form of a cooperative for a particular region and enable the cooperative Association to self-administer the regional advertising program. If the Franchisor creates an Association, either as a cooperative or otherwise, the Franchisor has the right to charge the Association for the actual costs of forming and administering the Association.

                              13. QUALITY CONTROL

13.1. Compliance with Operations Manual.
      ----------------------------------

      The Franchisee agrees to maintain and operate the PAK MAIL Center in compliance with this Agreement and the standards and specifications contained in the Operations Manual, as the Operations Manual may be modified from time to time by the Franchisor.

13.2. Standards and Specifications.
      -----------------------------

      The Franchisor will make available to the Franchisee standards and specifications for products and services offered at or through the PAK MAIL Center and for decor, displays, uniforms, materials, forms, items, supplies and services used in connection with the Center. The Franchisor reserves the right to change standards and specifications for services and products offered at or through the PAK MAIL Center and for the decor, displays, uniforms, materials, forms, items, supplies and services used in connection with the Center, upon 30 days prior written notice to the Franchisee. The Franchisee shall, throughout the term of this Agreement, remain in compliance with and strictly adhere to all of the Franchisor's current standards and specifications for the PAK MAIL Center as prescribed from time to time.

13.3. Inspections.
      ------------

      The Franchisor shall have the right to examine the Franchised Location, including the inventory, products, equipment, materials, supplies or services used or sold there, to ensure compliance with all standards and specifications set by the Franchisor. The Franchisor shall conduct such inspections during regular business hours and the Franchisee may be present at such inspections. The Franchisor, however, reserves the right to conduct the inspections without prior notice to the Franchisee.

13.4. Restrictions on Services and Products.
      --------------------------------------

      The Franchisee is prohibited from offering or selling any products or services not authorized by the Franchisor as being a part of the System. However, if the Franchisee proposes to offer, conduct or utilize any products, services, materials, forms, items, supplies or services for use in connection with or sale through the PAK MAIL Center which are not previously approved by the Franchisor as meeting its specifications, the Franchisee shall first notify the Franchisor in writing requesting approval. The Franchisor may, in its sole discretion, for any reason whatsoever, elect to withhold such approval; however, in order to make such determination, the Franchisor may require submission of specifications, information, or samples of such products, services, materials, forms, items or supplies. The Franchisor will advise the Franchisee within a reasonable time whether such products, services, materials, forms, items or supplies meet its specifications.

13.5. Approved Suppliers.
      -------------------

      The Franchisee shall purchase all products, services, supplies and materials required for the operation of the PAK MAIL Center from suppliers designated or approved by the Franchisor or, if there is no designated or approved supplier for a particular product, service, supply or material, from such other suppliers who meet all of the Franchisor's specifications and standards as to quality, composition, finish, appearance and service, and who shall adequately demonstrate their capacity and facilities to supply the Franchisee's needs in the quantities, at the times, and with the reliability requisite to an efficient operation of the PAK MAIL Center.

13.6. Request to Approve Supplier.
      ----------------------------

      In the event the Franchisee desires to purchase or use products, services, supplies or materials from suppliers other than those previously approved by the Franchisor, the Franchisee shall, prior to purchasing from or otherwise utilizing any supplier, give the Franchisor a written request to approve the supplier. In the event the Franchisor rejects the Franchisee's requested new supplier, the Franchisor must, within 60 days of the receipt of the Franchisee's request to approve the supplier, notify the Franchisee in writing of its rejection. The Franchisor may periodically inspect any suppliers' facilities and products to assure compliance with the Franchisor's standards and specifications. Permission to conduct periodic inspections and payment of the Franchisor's costs incurred in conducting periodic inspections shall be a condition of the continued approval of such supplier. The Franchisor may, at its sole discretion, for any reason whatsoever, elect to withhold approval of the supplier; however, in order to make such determination, the Franchisor may require that samples from a proposed new supplier be delivered to the Franchisor for testing prior to approval and use. A charge not to exceed the actual cost of the test may be made by the Franchisor and shall be paid by the Franchisee.

13.7. Shopping Service.
      -----------------

      The Franchisor reserves the right to use third party shopping services from time to time to evaluate the conduct of the Franchisee's PAK MAIL Center, including such things as customer service, cleanliness, merchandising and proper use of the POS System. Franchisor may use such shopping services to inspect the Franchisee's PAK MAIL Center at any time at the Franchisor's expense, without prior notification to the Franchisee. The Franchisor may make the results of any such service evaluation available to the Franchisee, in the Franchisor's sole discretion.

                14. MARKS, TRADE NAMES AND PROPRIETARY INTERESTS

14.1. Marks.
      ------

      The Franchisee acknowledges that the Franchisor has the sole right to own, license and control the Franchisee's use of the PAK MAIL service mark and other of the Marks, and that such Marks shall remain under the sole and exclusive ownership and control of the Franchisor. The Franchisee acknowledges that it has not acquired any right, title or interest in such Marks except for the right to use such marks in the operation of its PAK MAIL Center as it is governed by this Agreement. Except as may be permitted in the Operations Manual, the Franchisee agrees not to use any of the Marks as part of an electronic mail address or on any sites on the Internet or the World Wide Web and the Franchisee agrees not to use or register any of the Marks as a domain name on the Internet.

14.2. No Use of Other Marks.
      ----------------------

      The Franchisee agrees that no service mark other than "PAK MAIL" or such other Marks as may be specified by the Franchisor shall be used in the identification, marketing, promotion or operation of the PAK MAIL Center.

14.3. System.
      -------

      The Franchisee acknowledges that the Franchisor owns and controls the distinctive plan for the establishment, operation and promotion of the PAK MAIL Center and all related licensed methods of doing business, previously defined as the "System," which include, but are not limited to, methods for shipping, crating, freight forwarding, mailing, communications, information services, inventory type and control, technical equipment standards, customer relations, marketing techniques, written promotional materials, advertising, and accounting systems, all of which constitute confidential trade secrets of the Franchisor, and the Franchisee acknowledges that the Franchisor has valuable rights in and to such trade secrets. The Franchisee further acknowledges that it has not acquired any right, title or interest in the System except for the right to use the System in the operation of the PAK MAIL Center as it is governed by this Agreement and that it is obligated to maintain the confidentiality of the System in accordance with Section 20.3 below.

14.4. Mark Infringement.
      ------------------

      The Franchisee agrees to notify the Franchisor in writing of any possible infringement or illegal use by others of a trademark the same as or confusingly similar to one or more of the Marks which may come to its attention. The Franchisee also agrees to notify the Franchisor in writing of any possible infringement or illegal use by others of the Franchisor's copyrighted "Pak, Ship and Sell" software Program. The Franchisee acknowledges that the Franchisor shall have the right, in its sole discretion, to determine whether any action will be taken on account of any possible infringement or illegal use. The Franchisor may commence or prosecute such action in the Franchisor's own name and may join the Franchisee as a party to the action if the Franchisor determines it to be reasonably necessary for the continued protection and quality control of the Marks, the System or the Program. The Franchisor shall bear the reasonable cost of any such action, including attorneys' fees. The Franchisee agrees to fully cooperate with the Franchisor in any such litigation.

14.5. Franchisee's Business Name.
      ---------------------------

      The Franchisee acknowledges that the Franchisor has a prior and superior claim to the "PAK MAIL" trade name. The Franchisee shall not use one or both of the words "PAK MAIL" in the legal name of its corporation, partnership or any other business entity used in conducting the business provided for in this Agreement. The Franchisee also agrees not to register or attempt to register a trade name using one or both of the words "PAK MAIL" in the Franchisee's name or that of any other person or business entity, without prior written consent of the Franchisor. The Franchisee shall not identify itself as being "Pak Mail Centers of America, Inc." or as being associated with the Franchisor in any manner other than as a franchisee or licensee. The Franchisee further agrees that in all advertising and promotion and promotional materials it will display its business name only in obvious conjunction with the phrase "PAK MAIL Licensee" or "PAK MAIL Franchisee" or with such other words and in such other phrases to identify itself as an independent owner of the PAK MAIL Center, as may from time to time be prescribed in the Operations Manual.

14.6. Change of Marks.
      ----------------

      In the event that the Franchisor, in its sole discretion, shall determine it necessary to modify or discontinue use of any proprietary Marks, or to develop additional or substitute marks, the Franchisee shall, within a reasonable time after receipt of written notice of such a modification or discontinuation from the Franchisor, take such action, at the Franchisee's sole expense, as may be necessary to comply with such modification, discontinuation, addition or substitution.

                 15. REPORTS, RECORDS AND FINANCIAL STATEMENTS

15.1. Franchisee Reports.
      -------------------

      The Franchisee shall establish and maintain, at its own expense, bookkeeping, accounting and data processing systems which conform to the specifications which the Franchisor may prescribe from time to time (including, without limitation, requirements for timely entry of information into data bases of the Program, periodic printouts of reports generated by the Program and the

Franchisor's access to all Program data by modem). Each transaction of the Center shall be processed on the Program in the manner prescribed by the Franchisor. The Franchisor shall have the right of access to the Program and all data processed thereon with respect to the Center. The Franchisee shall provide the Franchisor with electronic access to the Program and its data at any time by obtaining and maintaining an account with an internet service provider, paying an annual fee to the Franchisor for an electronic mail connection and obtaining and maintaining computer hardware which meets the Franchisor's standards and specifications. The Franchisee shall supply to the Franchisor such types of reports in a manner and form as the Franchisor may from time to time reasonably require, including:

            a. within 10 days after the end of each calendar month (or weekly if the Franchisor requires the Franchisee to pay the Royalty described in
      Section 11.1 hereof on a weekly basis), a report on the Center's Royalty Based Revenues for such calendar month (or week);

            b. within 90 days after the end of the Franchisee's fiscal year, a balance sheet and profit and loss statement for the Center for such year (or monthly or quarterly if required by the Franchisor, in which case such statements shall also reflect year-to-date information); and

            c. upon request of the Franchisor, within 10 days after such returns are filed, exact copies of federal and state income, sales and any other tax returns and such other forms, records, books and other information as the Franchisor may periodically require.

The Franchisor reserves the right to require that the Franchisee submit financial statements on a quarterly or monthly basis and within such time periods as may be reasonable under the circumstances. The Franchisor also reserves the right to disclose data derived from such reports, without identifying the Franchisee, except to the extent identification of the Franchisee is required by law. The Franchisee consents to the Franchisor obtaining financial and account information regarding the Center and its operations from third parties with whom the Franchisee does business, as and when deemed necessary by the Franchisor.

15.2. Verification.
      -------------

      Each report and financial statement to be submitted to the Franchisor pursuant to this Agreement shall be signed and verified by the Franchisee.

15.3. Books and Records.
      ------------------

      The Franchisee shall maintain all books and records for its PAK MAIL Center in accordance with generally accepted accounting principles, consistently applied, and in a manner as reasonably prescribed by the Franchisor, and shall preserve these records for at least five years after the fiscal year to which they relate.

15.4. Audit of Books and Records.
      ---------------------------

      The Franchisee shall permit the Franchisor to inspect and audit the books and records of the PAK MAIL Center at any reasonable time, at the Franchisor's expense. If any audit discloses a deficiency in amounts for payments owed to the Franchisor pursuant to this Agreement, then such amounts shall become immediately payable to the Franchisor by the Franchisee, with interest from the date such payments were due at the lesser of 1 1/2% per month or the maximum rate allowed by law. In the event such inspection or audit is made necessary by the Franchisee's failure to furnish required reports, supporting records or other information, or by the Franchisee's failure to furnish such information on a timely basis for two or more consecutive reporting periods, or if the Franchisee has received advance notice from the Franchisor and fails to have the books and records available for such audit or otherwise fails to cooperate therewith or if an understatement of Royalty Based Revenues for the period of any audit is determined by any such audit or inspection to be greater than 5%, the Franchisee shall reimburse the Franchisor for the cost of such audit or inspection, including, without limitation, the charges of attorneys and any independent accountants and the travel expenses, room and board and compensation of the Franchisor's employees.

                                  16. TRANSFER

16.1. Transfer by Franchisee.
      -----------------------

      The franchise granted herein is personal to the Franchisee and, except as stated below, the Franchisor shall not allow or permit any transfer, assignment, subfranchise or conveyance of this Agreement or any interest hereunder. As used in this Agreement, the term "transfer" shall mean and include the voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition by the Franchisee (or any of its owners) of any interest in: (1) this Agreement;
(2) the ownership of the Franchisee; or (3) the Center or any assets of the Center. Transfer shall include an assignment, sale, gift or other disposition resulting from a divorce, insolvency, corporate or partnership dissolution proceeding or otherwise by operation of law or, in the event of the death of the Franchisee, or an owner of the Franchisee, by will, declaration of or transfer in trust or under the laws of intestate succession.

16.2. Pre-Conditions to Franchisee's Transfer.
      ----------------------------------------

      The Franchisee shall not transfer its rights under this Agreement or any interest in it, or any part or portion of any business entity that owns it or all or a substantial portion of the assets of the PAK MAIL Center, unless the Franchisee obtains the Franchisor's written consent and complies with the following requirements:

            a. Payment of all amounts due and owing pursuant to this Agreement by the Franchisee to the Franchisor or its affiliates or to third parties holding a security interest in any asset of the franchised business;

            b. Agreement by the proposed transferee to satisfactorily complete the initial training program described in this Agreement, which training may be completed by the transferee either prior to or immediately after transfer of rights under this Agreement;

            c. Execution of a Franchise Agreement in a form then currently offered by the Franchisor, which shall supersede this Agreement in all respects. If a new Franchise Agreement is signed, the terms thereof may differ from the terms of this Agreement; provided, however, the transferee will not be required to pay any additional initial franchise fee;

            d. Provision by the Franchisee of written notice to the Franchisor 30 days' prior to the proposed effective date of the transfer, such notice to contain information reasonably detailed to enable the Franchisor to evaluate the terms and conditions of the proposed transfer;

            e. The proposed transferee shall have provided information to the Franchisor sufficient for the Franchisor to assess the proposed transferee's business experience, aptitude and financial qualification, and the Franchisor shall have ascertained that the proposed transferee meets such qualifications;

            f. Execution by Franchisee of a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor, its affiliates and their respective officers, directors, employees and agents;

            g. Payment by the Franchisee or the proposed transferee of $4,000;
      and

            h. Agreement by the Franchisee to abide by the post-termination covenant not to compete set forth in Section 20.2 below.

16.3. Franchisor's Approval of Transfer.
      ----------------------------------

      The Franchisor has 30 days from the date of the written notice of the proposed transfer to approve or disapprove in writing, of the Franchisee's proposed transfer. The Franchisee acknowledges that the proposed transferee shall be evaluated for approval by the Franchisor based on the same criteria as is currently being used to assess new franchisees of the Franchisor and that such proposed transferee shall be provided, if appropriate, with such disclosures as may be required by state or federal law. The Franchisor shall have the right to approve the material terms and conditions of the transfer, including, without limitation, the right to confirm that the price and terms of payment are not so burdensome as to affect adversely the transferee's operation of the Center. If the Franchisee (and/or the transferring owners) finance any part of the sale price of the transferred interest, if any, unless waived in writing by the Franchisor, the Franchisee and/or its owners must agree that all obligations of the transferee under or pursuant to any promissory notes, agreements or security interests reserved by the Franchisee or its owners in the assets of the Center or the Franchised Location shall be subordinate to the transferee's obligations to pay Royalties, Advertising Contributions and other amounts due to the Franchisor and its affiliates and to otherwise comply with this Agreement. If the Franchisee and the proposed transferee comply with all conditions for assignment set forth herein and the Franchisor has not given the Franchisee notice of its approval or disapproval within the 30 day period, approval is deemed granted.

16.4. Right of First Refusal.
      -----------------------

      In the event the Franchisee wishes to transfer its rights under this Agreement or any interest in it, or any part or portion of any business entity that owns it, or all or a substantial portion of the assets of the PAK MAIL Center, the Franchisee agrees to grant to the Franchisor a 30 day right of first refusal to purchase such rights, interest or assets on the same terms and conditions as are contained in the written offer to purchase submitted to the Franchisee by the proposed purchaser; provided, however, the following additional terms and conditions shall apply:

            a. The Franchisee shall notify the Franchisor of such offer by sending a written notice to the Franchisor (which notice may be the same notice as required by Section 16.2(d) above), enclosing a copy of the written offer from the proposed purchaser;

            b. The 30 day right of first refusal period will run concurrently with the period in which the Franchisor has to approve or disapprove the proposed transferee;

            c. Such right of first refusal is effective for each proposed transfer and any material change in the terms or conditions of the proposed transfer shall be deemed a separate offer on which a new 30 day right of first refusal shall be given to the Franchisor;

            d. If the consideration or manner of payment offered by a third party is such that the Franchisor may not reasonably be required to furnish the same, then the Franchisor may purchase the interest which is proposed to be sold for the reasonable cash equivalent. If the parties cannot agree within a reasonable time on the cash consideration, an independent appraiser shall be designated by the Franchisor, whose determination will be binding upon the parties. All expenses of the appraiser shall be paid for equally between the Franchisor and the Franchisee; and

            e. If the Franchisor chooses not to exercise its right of first refusal, the Franchisee shall be free to complete the sale, transfer or assignment, subject to compliance with Sections 16.2 and 16.3 above. Absence of a reply to the Franchisee's notice of a proposed sale within the 30 day period is deemed a waiver of such right of first refusal.

16.5. Specific Types of Transfers.
      ----------------------------

      The Franchisee acknowledges that the Franchisor's right to approve or disapprove of a proposed transfer, and all other requirements and rights related to such proposed transfer, as provided for above, shall apply (1) if the Franchisee is a partnership or other business association, to the addition or deletion of a partner or members of the association or the transfer of any partnership or membership among existing partners or members; (2) if the Franchisee is a corporation, to any proposed transfer of 25% or more of the stock of the corporate Franchisee, whether such transfer occurs in a single transaction or several transactions; and (3) if the Franchisee is an individual, to the transfer from such individual or individuals to a corporation controlled by them, in which case the Franchisor's approval will be conditioned upon: (i) the continuing personal guarantee of the individual (or individuals) for the performance of obligations under this Agreement; (ii) the issuance and/or transfer of shares which would affect a change in ownership of 25% or more of the stock in the corporation being conditioned on the Franchisor's prior written approval; (iii) a limitation on the corporation's business activity to that of operating the PAK MAIL Center and related activities; and (iv) other reasonable conditions. With respect to a proposed transfer as described in subsection (1) and (3) of this Section, the Franchisor's right of first refusal to purchase, as set forth above, shall not apply and the Franchisor will waive any transfer fee chargeable to the Franchisee for a transfer under these circumstances.

16.6. Assignment by the Franchisor.
      -----------------------------

      This Agreement is fully assignable by the Franchisor and shall inure to the benefit of any assignee or other legal successor in interest, and the Franchisor shall in such event be fully released from the same.

16.7. Franchisee's Death or Disability.
      ---------------------------------

      Upon the death or permanent disability of the Franchisee (or the Franchisee's individual controlling the Franchisee entity), the executor, administrator, conservator, guardian or other personal representative of such person shall transfer the Franchisee's interest in this Agreement or such interest in the Franchisee entity to an approved third party. Such disposition of this Agreement or such interest (including, without limitation, transfer by bequest or inheritance) shall be completed within a reasonable time, not to exceed 120 days from the date of death or permanent disability, and shall be subject to all terms and conditions applicable to transfers contained in this
Article 16. Provided, however, that for purposes of this Section 16.7, there shall be no fee charged by the Franchisor for the initial training program offered to the transferee. Failure to transfer the interest in this Agreement or such interest in the Franchisee entity within said period of time shall constitute a breach of this Agreement. For the purposes hereof, the term "permanent disability" shall mean a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent the Franchisee or the owner of a controlling interest in the Franchisee entity from supervising the management and operation of the PAK MAIL Center for a period of 120 days from the onset of such disability, impairment or condition.

                             17. TERM AND EXPIRATION

17.1. Term.
      -----

      The term of this Agreement is for a period of 10 years from the date of this Agreement, unless sooner terminated as provided herein.

17.2. Continuation.
      -------------

      If the Franchisee continues to operate the Center with the Franchisor's express or implied consent following the expiration or termination of this Agreement, the continuation will be a month-to-month extension of this Agreement. This Agreement will then be terminable by either party on 30 days written notice. Otherwise, all provisions of this Agreement will apply while the Franchisee continues to operate the Center.

17.3. Rights Upon Expiration.
      -----------------------

      At the end of the initial term hereof the Franchisee shall have the option to renew its franchise rights for an additional term, by acquiring successor franchise rights, if the Franchisor does not exercise its right not to offer a successor franchise in accordance with Section 17.5 below and if the Franchisee:

            a. At least 30 days prior to expiration of the term, executes the form of Franchise Agreement then in use by the Franchisor;

            b. Has complied with all provisions of this Agreement during the current term, including the payment on a timely basis of all Royalties and other fees due hereunder. "Compliance" shall mean, at a minimum, that the Franchisee has not received any written notification from the Franchisor of breach hereunder more than four times during the term hereof;

            c. Upgrades and/or remodels the PAK MAIL Center and its operations at the Franchisee's sole expense (the necessity of which shall be in the sole discretion of the Franchisor) to conform with the then current Operations Manual;

            d. Executes a general release, in a form satisfactory to the Franchisor, of any and all claims against the Franchisor and its affiliates, and their respective officers, directors, employees and agents arising out of or relating to this Agreement; and

            e. Pays a successor franchise fee of $2,500.

17.4. Exercise of Option for Successor Franchise.
      -------------------------------------------

      The Franchisee may exercise its option for a successor franchise by giving written notice of such exercise to the Franchisor not later than 180 days prior to the scheduled expiration of this Agreement. The Franchisee's successor franchise rights shall become effective by signing the Franchise Agreement then currently being offered to new franchisees of the Franchisor.

17.5. Conditions of Refusal.
      ----------------------

      The Franchisor shall not be obligated to offer the Franchisee a successor franchise upon the expiration of this Agreement if the Franchisee fails to comply with any of the above conditions of renewal. In such event (except for failure to execute the then current Franchise Agreement or pay the successor franchise fee) the Franchisor shall give notice of expiration at least 180 days prior to the expiration of the term, and such notice shall set forth the reasons for such refusal to offer successor franchise rights. Upon the expiration of this Agreement, the Franchisee shall comply with the provisions of Section 18.5 below.

                           18. DEFAULT AND TERMINATION

18.1. Termination by Franchisee.
      --------------------------

      If the Franchisee and its owners are in compliance with this Agreement and the Franchisor fails to comply with this Agreement and fails to correct such failure within 30 days after written notice of failure to comply is delivered to the Franchisor, the Franchisee may terminate this Agreement effective 10 days after delivery to the Franchisor of notice of termination. A termination of this Agreement by the Franchisee for any other reason, or without notice and right to cure, shall be deemed a termination by the Franchisee without cause and in no way shall release the Franchisee from the terms and conditions of this Agreement.

18.2. Termination by Franchisor - Effective Upon Notice.
      --------------------------------------------------

      The Franchisor shall have the right, at its option, to terminate this Agreement and all rights granted the Franchisee hereunder, without affording the Franchisee any opportunity to cure any default (subject to any state laws to the contrary, where state law shall prevail), effective upon receipt of notice by the Franchisee, addressed as provided in Section 22.13, upon the occurrence of any of the following events:

            a. Abandonment. If the Franchisee ceases to operate the PAK MAIL Center or otherwise abandons the PAK MAIL Center for a period of three consecutive days, or any shorter period that indicates an intent by the Franchisee to discontinue operation of the PAK MAIL Center, unless and only to the extent that full operation of the PAK MAIL Center is suspended or terminated due to fire, flood, earthquake or other similar causes beyond the Franchisee's control and not related to the availability of funds to the Franchisee;

            b. Insolvency; Assignments. If the Franchisee becomes insolvent or is adjudicated a bankrupt; or any action is taken by the Franchisee, or by others against the Franchisee under any insolvency, bankruptcy or reorganization act, (this provision may not be enforceable under federal bankruptcy law, 11 U.S.C. ss.ss. 101 et seq.), or if the Franchisee makes an assignment for the benefit of creditors, or a receiver is appointed by the Franchisee;

            c. Unsatisfied Judgments; Levy; Foreclosure. If any material judgment (or several judgments which in the aggregate are material) is obtained against the Franchisee and remains unsatisfied or of record for 30 days or longer (unless a supersedeas or other appeal bond has been filed); or if execution is levied against the Franchisee's business or any of the property used in the operation of the PAK MAIL Center and is not discharged within five days; or if the real or personal property of the Franchisee's business shall be sold after levy thereupon by any sheriff, marshal or constable;

            d. Criminal Conviction. If the Franchisee is convicted of a felony, a crime involving moral turpitude, or any crime or offense that is reasonably likely, in the sole opinion of the Franchisor, to materially and unfavorably affect the System, Marks, goodwill or reputation thereof;

            e. Failure to Make Payments. If the Franchisee fails to pay any amounts due the Franchisor or affiliates, including any amounts which may be due as a result of any subleases or lease assignments between the Franchisee and the Franchisor, within 10 days after receiving notice that such fees or amounts are overdue;

            f. Misuse of Marks. If the Franchisee misuses or fails to follow the Franchisor's directions and guidelines concerning use of the Franchisor's Marks and fails to correct the misuse or failure within ten days after notification from the Franchisor;

            g. Unauthorized Disclosure. If the Franchisee intentionally or negligently discloses to any unauthorized person the contents of or any part of the Franchisor's Operations Manual, the Program, the POS System or any other trade secrets or confidential information of the Franchisor;

            h. Repeated Noncompliance. If the Franchisee has received two previous notices of default from the Franchisor and is again in default of this Agreement within a 12 month period, regardless of whether the previous defaults were cured by the Franchisee; or

            i. Unauthorized Transfer. If the Franchisee sells, transfers or otherwise assigns the Franchise, an interest in the Franchise or the Franchisee entity, this Agreement, the PAK MAIL Center or a substantial portion of the assets of the PAK MAIL Center owned by the Franchisee without complying with the provisions of Article 16 above.

18.3. Termination by Franchisor - Thirty Days Notice.
      -----------------------------------------------

      The Franchisor shall have the right to terminate this Agreement (subject to any state laws to the contrary, where state law shall prevail), effective upon 30 days written notice to the Franchisee, if the Franchisee breaches any other provision of this Agreement and fails to cure the default during such 30 day period. In that event, this Agreement will terminate without further notice to the Franchisee, effective upon expiration of the 30 day period. Defaults shall include, but not be limited to, the following:

            a. Failure to Maintain Standards. The Franchisee fails to maintain the then current operating procedures and adhere to the specifications and standards established by the Franchisor as set forth herein or in the Operations Manual or otherwise communicated to the Franchisee;

            b. Deceptive Practices. The Franchisee engages in any unauthorized business or practice or sells any unauthorized product or service under the Franchisor's Marks or under a name or mark which is confusingly similar to the Franchisor's Marks;

            c. Failure to Obtain Consent. The Franchisee fails, refuses or neglects to obtain the Franchisor's prior written approval or consent as required by this Agreement;

            d. Failure to Comply with Manual. The Franchisee fails or refuses to comply with the then-current requirements of the Operations Manual; or

            e. Breach of Related Agreement. The Franchisee defaults under any term of the purchase contract, lease, sublease or lease assignment for the Franchised Location, any other agreement material to the PAK MAIL Center, any other Franchise Agreement between the Franchisor and the Franchisee or any other agreement between the Franchisor and the Franchisee and such default is not cured within the time specified in such purchase contract, lease, sublease, other agreement or other Franchise Agreement. Provided, however, so long as financing from the United States Small Business Administration remains outstanding, the Franchisee will be given the same opportunity to cure defaults under any agreement between the Franchisor or its affiliates and the Franchisee, as the Franchisee is given under this Agreement.

Notwithstanding the foregoing, if the breach is curable, but is of a nature which cannot be reasonably cured within such 30 day period and the Franchisee has commenced and is continuing to make good faith efforts to cure the breach during such 30 day period, the Franchisee shall be given an additional reasonable period of time to cure the same, and this Agreement shall not automatically terminate without written notice from the Franchisor.

18.4. Right to Purchase.
      ------------------

      Upon termination or expiration of this Agreement for any reason, the Franchisor shall have the option to purchase the PAK MAIL Center or a portion of the assets of the Center, which may include, at the Franchisor's option, all of the Franchisee's interest, if any, in and to the real estate upon which the PAK MAIL Center is located, and all buildings and other improvements thereon, including leasehold interests, at fair market value, less any amount apportioned to the goodwill of the PAK MAIL Center which is attributable to the Franchisor's Marks and System, and less any amounts owed to the Franchisor by the Franchisee. The following additional terms shall apply to the Franchisor's exercise of this option:

            a. The Franchisor's option hereunder shall be exercisable by providing the Franchisee with written notice of its intention to exercise the option given to the Franchisee no later than the effective date of termination, in the case of termination, or at least 90 days prior to the expiration of the term of the franchise, in the case of non-renewal.

            b. The Franchisor and the Franchisee agree that the terms and conditions of this right and option to purchase may be recorded, if deemed appropriate by the Franchisor, in the real property records and the Franchisor and the Franchisee further agree to execute such additional documentation as may be necessary and appropriate to effectuate such recording.

            c. The Franchisor shall set the closing for the purchase of the PAK MAIL Center to take place no later than 60 days after the termination or nonrenewal date. The Franchisor will pay the purchase price in full at the closing, or, at its option, in five equal consecutive monthly installments with interest at a rate of ten percent per annum. The Franchisee must sign all documents of assignment and transfer as are reasonably necessary for purchase of the PAK MAIL Center or its assets by the Franchisor.

            d. During the time after the Franchisor notifies the Franchisee of the exercise of the option but before the closing ("Interim Period"), the Franchisor has the right to obtain an independent appraisal of the fair market value of the assets being purchased and, if the Franchisor requests that such an appraisal be obtained, the Franchisor and the Franchisee shall each select an appraiser who, in turn, shall select a third appraiser, whose appraisal shall be binding on both parties. The obligation of the Franchisor to close shall be contingent on the appraisal being acceptable to the Franchisor.

In the event that the Franchisor does not exercise the Franchisor's right to purchase the Franchisee's PAK MAIL Center as set forth above, the Franchisee will be free to keep or to sell, after such termination or expiration, to any third party, all of the physical assets of its PAK MAIL Center; provided, however, that all appearances of the Marks are first removed in a manner approved in writing by the Franchisor.

18.5. Obligations of Franchisee Upon Termination or Expiration.
      ---------------------------------------------------------

      The Franchisee is obligated upon termination or expiration of this Agreement to immediately:

            a. Pay to the Franchisor all Royalties, Advertising Contributions, other fees, and any and all amounts or accounts payable then owed the Franchisor or its affiliates pursuant to this Agreement, or pursuant to any other agreement, whether written or oral, including subleases and lease assignments, between the parties;

            b. Cease to identify itself as a PAK MAIL franchisee or publicly identify itself as a former Franchisee or use any of the Franchisor's trade secrets, signs, symbols, devices, trade names, trademarks, or other materials.

            c. Immediately cease to identify the Franchised Location as being, or having been, associated with the Franchisor and, if deemed necessary by the Franchisor, paint or otherwise change the interior and exterior of the Center to distinguish it from a PAK MAIL Center and immediately cease using any proprietary mark of the Franchisor or any mark in any way associated with the PAK MAIL Marks and System;

            d. Deliver to the Franchisor all items which bear the PAK MAIL Marks, signs, sign-faces, advertising materials, forms and other materials bearing any of the Marks or otherwise identified with the Franchisor and obtained by and in connection with this Agreement;

            e. Immediately deliver to the Franchisor the Operations Manual and all other information, documents and copies thereof which are proprietary to the Franchisor;

            f. Take such action as may be required to cancel all fictitious or assumed names or equivalent registrations relating to its use of any Marks which are under the exclusive control of the Franchisor or, at the option of the Franchisor, assign the same to the Franchisor;

            g. Notify the telephone company and all telephone directory publishers of the termination or expiration of the Franchisee's right to use any telephone number and any regular, classified or other telephone directory listings associated with any Mark and to authorize transfer thereof to the Franchisor or its designee. The Franchisee acknowledges that, as between the Franchisee and the Franchisor, the Franchisor has the sole rights to and interest in all telephone, telecopy or facsimile machine numbers and directory listings associated with any Mark. The Franchisee authorizes the Franchisor, and hereby appoints the Franchisor and any of its officers as the Franchisee's attorney-in-fact, to direct the telephone company and all telephone directory publishers to transfer any telephone, telecopy or facsimile machine numbers and directory listings relating to the PAK MAIL Center to the Franchisor or its designee, should the Franchisee fail or refuse to do so, and the telephone company and all telephone directory publishers may accept such direction or this Agreement as conclusive of the Franchisor's exclusive rights in such telephone numbers and directory listings and the Franchisor's authority to direct their transfer;

            h. If applicable, take such action as may be required to remove from the internet all sites referring to the Franchisee's former PAK MAIL Center or any of the Marks and to cancel or assign to the Franchisor, in the Franchisor's sole discretion, all rights to any domain names for any sites on the internet that refer to the Franchisee's former PAK MAIL Center or any of the Marks;

            i. Comply with all applicable provisions of the Software License Agreement; and

            j. Abide by all restrictive covenants set forth in Article 20 of this Agreement.

18.6. Acknowledgement.
      ----------------

      In the event this Agreement is terminated by the Franchisor prior to its expiration as set forth in Sections 18.2 and 18.3 above, the Franchisee acknowledges and agrees that, in addition to all other available remedies, the Franchisor shall have the right to recover lost future royalties during any period in which the Franchisee fails to pay such royalties through and including the remainder of the then current term of this Agreement.

18.7. State and Federal Law.
      ----------------------

      THE PARTIES ACKNOWLEDGE THAT IN THE EVENT THAT THE TERMS OF THIS AGREEMENT REGARDING TERMINATION OR EXPIRATION ARE INCONSISTENT WITH APPLICABLE STATE OR FEDERAL LAW, SUCH LAW SHALL GOVERN THE FRANCHISEE'S RIGHTS REGARDING TERMINATION OR EXPIRATION OF THIS AGREEMENT.

                           19. BUSINESS RELATIONSHIP

19.1. Independent Businesspersons.
      ----------------------------

      The parties agree that each of them are independent businesspersons, their only relationship is by virtue of this Agreement and that no fiduciary relationship is created hereunder. Neither party is liable or responsible for the other's debts or obligations, nor shall either party be obligated for any damages to any person or property directly or indirectly arising out of the operation of the other party's business authorized by or conducted pursuant to this Agreement. The Franchisor and the Franchisee agree that neither of them will hold themselves out to be the agent, employer or partner of the other and that neither of them has the authority to bind or incur liability on behalf of the other.

19.2. Payment of Third Party Obligations.
      -----------------------------------

      The Franchisor shall have no liability for the Franchisee's obligations to pay any third parties, including without limitation, any product vendors, or any sales, use, service, occupation, excise, gross receipts, income, property or other tax levied upon the Franchisee, the Franchisee's property, the PAK MAIL Center or upon the Franchisor in connection with the sales made or business conducted by the Franchisee (except any taxes the Franchisor is required by law to collect from the Franchisee with respect to purchases from the Franchisor).

19.3. Indemnification.
      ----------------

      The Franchisee agrees to indemnify, defend and hold harmless the Franchisor, its subsidiaries and affiliates, and their respective shareholders, directors, officers, employees, agents, successors and assignees, (the "Indemnified Parties") against, and to reimburse them for all claims, obligations and damages described in this Section 19.3, any and all third party obligations described in Section 19.2 and any and all claims and liabilities directly or indirectly arising out of the operation of the PAK MAIL Center or arising out of the use of the Marks and System in any manner not in accordance with this Agreement. For purposes of this indemnification, claims shall mean and include all obligations, actual and consequential damages and costs reasonably incurred in the defense of any claim against the Indemnified Parties, including, without limitation, reasonable accountants', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other litigation expenses and travel and living expenses. The Franchisor shall have the right to defend any such claim against it. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

                           20. RESTRICTIVE COVENANTS

20.1. Non-Competition During Term.
      ----------------------------

      The Franchisee acknowledges that, in addition to the license of the Marks hereunder, the Franchisor has also licensed commercially valuable information which comprises and is a part of the System, including without limitation, operations, marketing, advertising and related information and materials and that the value of this information derives not only from the time, effort and money which went into its compilation, but from the usage of the same by all the franchisees of the Franchisor using the Marks and System. The Franchisee therefore agrees that other than the PAK MAIL Center licensed herein or authorized by separate agreement with the Franchisor, neither the Franchisee nor any of the Franchisee's officers, directors, shareholders or partners, nor any member of his or their immediate families, shall during the term of this
Agreement:

            a. have any direct or indirect controlling interest as a disclosed or beneficial owner in a "Competitive Business" as defined below;

            b. perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business; or

            c. divert or attempt to divert any business related to, or any customer or account of the PAK MAIL Center, the Franchisor's business or any other PAK MAIL franchisee's business, by direct inducement or otherwise, or divert or attempt to divert the employment of any employee of the Franchisor or another franchisee licensed by the Franchisor to use the Marks and System, to any Competitive Business by any direct inducement or otherwise.

      The term "Competitive Business" as used in this Agreement shall mean any business operating, or granting franchises or licenses to others to operate, a packaging, crating, freight forwarding and/or mailing business or any similar business (excluding operating or granting franchises or licenses to others for PAK MAIL Centers operated under franchise agreements with the Franchisor). Notwithstanding the foregoing, the Franchisee shall not be prohibited from owning securities in a Competitive Business if such securities are listed on a stock exchange or traded on the over-the-counter market and represent 5% or less of that class of securities issued and outstanding.

20.2. Post-Termination Covenant Not to Compete.
      -----------------------------------------

      Upon termination or expiration of this Agreement for any reason, the Franchisee and its officers, directors, shareholders, and/or partners agree that, for a period of two years commencing on the effective date of termination or expiration, or the date on which the Franchisee ceases to conduct business, whichever is later, neither Franchisee nor its officers, directors, shareholders, and/or partners shall have any direct or indirect interest (through a member of any immediate family of the Franchisee or its Owners or otherwise) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business, defined in Section 20.1 above, located or operating within a 25 mile radius of the Franchised Location or within 25 miles of any other franchised or company-owned PAK MAIL Center. The restrictions of this Section shall not be applicable to the ownership of shares of a class of securities listed on a stock exchange or traded on the over-the-counter market that represent 5% or less of the number of shares of that class of securities issued and outstanding. The Franchisee and its officers, directors, shareholders, and/or partners expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills. Consequently, enforcement of the covenants made in this Section will not deprive them of their personal goodwill or ability to earn a living.

20.3. Confidentiality of Proprietary Information.
      -------------------------------------------

      The Franchisee shall treat all information it receives which comprises or is a part of the System licensed hereunder as proprietary and confidential and will not use such information in an unauthorized manner or disclose the same to any unauthorized person without first obtaining the Franchisor's written consent. The Franchisee acknowledges that the Marks and the System have valuable goodwill attached to them, that the protection and maintenance thereof is essential to the Franchisor and that any unauthorized use or disclosure of the Marks and System will result in irreparable harm to the Franchisor.

20.4. Confidentiality Agreement.
      --------------------------

      The Franchisor reserves the right to require that the Franchisee cause each of its officers, directors, partners, shareholders, and Principal Operator, and, if the Franchisee is an individual, immediate family members, to execute a Nondisclosure and Noncompetition Agreement containing the above restrictions, in a form approved by the Franchisor.

                                 21. INSURANCE

21.1. Insurance Coverage.
      -------------------

      The Franchisee shall procure, maintain and provide evidence of (i) comprehensive general liability insurance for the Franchised Location and its operations with a limit of not less than $1,000,000 combined single limit, or such greater limit as may be required as part of any lease agreement for the Franchised Location; (ii) automobile liability insurance covering all employees of the PAK MAIL Center with authority to operate a motor vehicle in an amount not less than $1,000,000 or, with the prior written consent of the Franchisor, such lesser amount as may be available at a commercially reasonable rate, but in no event less than any statutorily imposed minimum coverage; (iii) unemployment and worker's compensation insurance with a broad form all-states endorsement coverage sufficient to meet the requirements of the law; and (iv) all-risk personal property insurance in an amount equal to at least 100% of the replacement costs of the contents and tenant improvements located at the PAK MAIL Center. All of the required policies of insurance shall name the Franchisor as an additional named insured and shall provide for a 30 day advance written notice to the Franchisor of cancellation.

21.2. Proof of Insurance Coverage.
      ----------------------------

      The Franchisee will provide proof of insurance to the Franchisor prior to commencement of operations at its PAK MAIL Center. This proof will show that the insurer has been authorized to inform the Franchisor in the event any policies lapse or are cancelled. The Franchisor has the right to change the minimum amount of insurance the Franchisee is required to maintain by giving the Franchisee prior reasonable notice, giving due consideration to what is reasonable and customary in the similar business. Noncompliance with the insurance provisions set forth herein shall be deemed a material breach of this Agreement; in the event of any lapse in insurance coverage, in addition to all other remedies, the Franchisor shall have the right to demand that the Franchisee cease operations of the PAK MAIL Centers until coverage is reinstated, or, in the alternative, pay any delinquencies in premium payments and charge the same back to the Franchisee.

                          22. MISCELLANEOUS PROVISIONS

22.1. Governing Law/Consent to Venue and Jurisdiction.
      ------------------------------------------------

      Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Sections 1051 et seq.) or other federal law, this Agreement shall be interpreted under the laws of the state of Colorado and any dispute between the parties shall be governed by and determined in accordance with the substantive laws of the state of Colorado, which laws shall prevail in the event of any conflict of law. The Franchisee and the Franchisor have negotiated regarding a forum in which to resolve any disputes which may arise between them and have agreed to select a forum in order to promote stability in their relationship. Therefore, if a claim is asserted in any legal proceeding involving the Franchisee, its officers or directors (collectively, "Franchisee Affiliates") and the Franchisor, its officers, directors or sales employees (collectively, "Franchisor Affiliates") both parties agree that the exclusive venue for disputes between them shall be in the state and federal courts of Colorado and each waive any objection either may have to the personal jurisdiction of or venue in the state and federal courts of Colorado. The Franchisor, the Franchisor Affiliates, the Franchisee and the Franchisee Affiliates each waive their rights to a trial by jury.

22.2. Modification.
      -------------

      The Franchisor and/or the Franchisee may modify this Agreement only upon execution of a written agreement between the two parties. The Franchisee acknowledges that the Franchisor may modify its standards and specifications and operating and marketing techniques set forth in the Operations Manual unilaterally under any conditions and to the extent in which the Franchisor, in its sole discretion, deems necessary to protect, promote, or improve the Marks and the quality of the System, but under no circumstances will such modifications be made arbitrarily without such determination.

22.3. Entire Agreement.
      -----------------

      This Agreement, including all exhibits and addenda, contains the entire agreement between the parties and supersedes any and all prior agreements concerning the subject matter hereof. The Franchisee agrees and understands that the Franchisor shall not be liable or obligated for any oral representations or commitments made prior to the execution hereof or for claims of negligent or fraudulent misrepresentation and that no modifications of this Agreement shall be effective except those in writing and signed by both parties. The Franchisor does not authorize and will not be bound by any representation of any nature other than those expressed in this Agreement. The Franchisee further acknowledges and agrees that no representations have been made to it by the Franchisor regarding projected sales volumes, market potential, revenues, profits of the Franchisee's PAK MAIL Center, or operational assistance other than as stated in this Agreement or in any disclosure document provided by the Franchisor or its representatives.

22.4. Delegation by the Franchisor.
      -----------------------------

      From time to time, the Franchisor shall have the right to delegate the performance of any portion or all of its obligations and duties hereunder to third parties, whether the same are agents of the Franchisor or independent contractors which the Franchisor has contracted with to provide such services. The Franchisee agrees in advance to any such delegation by the Franchisor of any portion or all of its obligations and duties hereunder.

22.5. Effective Date.
      ---------------

      This Agreement shall not be effective until accepted by the Franchisor as evidenced by the signing and dating of this Agreement by an officer of the Franchisor.

22.6. Review of Agreement.
      --------------------

      The Franchisee acknowledges that it had a copy of this Agreement in its possession for a period of time not less than ten full business days, during which time the Franchisee has had the opportunity to submit same for professional review and advice of the Franchisee's choosing prior to freely executing this Agreement.

22.7. Attorneys' Fees.
      ----------------

      In the event of any default on the part of either party to this Agreement, in addition to all other remedies, the party in default will pay the aggrieved party all amounts due and all damages, costs and expenses, including reasonable attorneys' fees, incurred by the aggrieved party in any legal action, arbitration or other proceeding as a result of such default, plus interest at the highest rate allowable by law, accruing from the date of such default.

22.8. Injunctive Relief.
      ------------------

      Nothing herein shall prevent the Franchisor or the Franchisee from seeking injunctive relief to prevent irreparable harm, in addition to all other remedies. If the Franchisor seeks an injunction, the Franchisor will not be required to post a bond or bonds in excess of $500.

22.9. Payment of Taxes.
      -----------------

      The Franchisee shall reimburse the Franchisor, or its affiliates and designees, promptly and when due, the amount of all sales taxes, use taxes, personal property taxes and similar taxes imposed upon, required to be collected or paid by the Franchisor, or its affiliates or designees, on account of services or goods furnished by the Franchisor, its affiliates or designees, to the Franchisee through sale, lease or otherwise, or on account of collection by the Franchisor of the initial franchise fee, Royalties, Advertising Contributions or any other payments made by the Franchisee to the Franchisor required under the terms of this Agreement.

22.10. No Waiver.
       ----------

       No waiver of any condition or covenant contained in this Agreement or failure to exercise a right or remedy by the Franchisor or the Franchisee shall be considered to imply or constitute a further waiver by the Franchisor or the Franchisee of the same or any other condition, covenant, right, or remedy.

22.11. No Right to Set Off.
       --------------------

       The Franchisee shall not be allowed to set off amounts owed to the Franchisor for Royalties, fees or other amounts due hereunder, against any monies owed to Franchisee, nor shall the Franchisee in any event withhold such amounts due to any alleged nonperformance by the Franchisor hereunder, which right of set off is hereby expressly waived by the Franchisee.

22.12. Invalidity.
       -----------

       If any provision of this Agreement is held invalid by any tribunal in a final decision from which no appeal is or can be taken, such provision shall be deemed modified to eliminate the invalid element and, as so modified, such provision shall be deemed a part of this Agreement as though originally included. The remaining provisions of this Agreement shall not be affected by such modification.

22.13. Notices.
       --------

       All notices required to be given under this Agreement shall be given in writing, by certified mail, return receipt requested, or by an overnight delivery service providing documentation of receipt, at the address set forth in the first Section of this Agreement or at such other addresses as the Franchisor or the Franchisee may designate from time to time, and shall be effectively given when deposited in the United States mails, postage prepaid, or when received via overnight delivery, as may be applicable.

22.14. Acknowledgement.
       ----------------

       BEFORE SIGNING THIS AGREEMENT, THE FRANCHISEE SHOULD READ IT CAREFULLY WITH THE ASSISTANCE OF LEGAL COUNSEL. THE FRANCHISEE ACKNOWLEDGES THAT:

              (A) THE SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREIN INVOLVES SUBSTANTIAL RISKS AND DEPENDS UPON THE FRANCHISEE'S ABILITY AS AN INDEPENDENT BUSINESS PERSON AND ITS ACTIVE PARTICIPATION IN THE DAILY AFFAIRS OF THE BUSINESS, AND

              (B) NO ASSURANCE OR WARRANTY, EXPRESS OR IMPLIED, HAS BEEN GIVEN AS TO THE POTENTIAL SUCCESS OF SUCH BUSINESS VENTURE OR THE EARNINGS LIKELY TO BE ACHIEVED, AND

              (C) NO STATEMENT, REPRESENTATION OR OTHER ACT, EVENT OR COMMUNICATION, EXCEPT AS SET FORTH IN THIS AGREEMENT, AND IN ANY OFFERING CIRCULAR SUPPLIED TO THE FRANCHISEE IS BINDING ON THE FRANCHISOR IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

PAK MAIL CENTERS OF AMERICA, INC.,          FRANCHISEE
a Colorado corporation
                                            ----------------------------------
                                            (Print Name)

By:
   -------------------------------          ----------------------------------
Name:
     -----------------------------          Individually
Title:                                      Title:
      ----------------------------                -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  --------------     ----------


                                            OR:

                                            (if a corporation or partnership)


                                            -----------------------------------
                                            Company Name


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                 ------------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  --------------     ----------


(2/28/01)

                                                                    EXHIBIT I TO
                                                             FRANCHISE AGREEMENT


                  ADDENDUM TO PAK MAIL CENTERS OF AMERICA, INC.
                               FRANCHISE AGREEMENT

     1. Franchised Location and Protected Territory. The Franchised Location, set forth in Section 3.1 of theAgreement shall be:
                                                 ------------------------------
-------------------------------------------------------------------------------
The Protected Territory described in Section 3.2 of the Agreement, shall be:
                                                                            ---
-------------------------------------------------------------------------------.

         OR

     Designated Area. The Franchisor and the Franchisee acknowledge that the Franchised Location cannot be designated in Section 1 above as a specific address because the location has not been selected and approved; therefore, within 90 days following the date of the Agreement, the Franchisee shall take steps to choose and acquire a location for its PAK MAIL Center within the following geographic area ("Designated Area"):
                                              ---------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
---------------------------.

     2. Acknowledgement. By executing this Exhibit and/or the Rider hereto, the Franchisee acknowledges that the Franchisor's approval of a site does not constitute a representation or warranty of any kind, express or implied, as to the suitability of the site for a PAK MAIL Center or for any other purpose and that the Franchisee's acceptance of a franchise for the operation of a PAK MAIL Center at the site is based on its own independent investigation of the suitability of the site.

     Fully executed this       day of                  ,   20  .
                        ------        -----------------      --

PAK MAIL CENTERS OF AMERICA, INC.,          FRANCHISEE
a Colorado corporation
                                            -----------------------------------
                                            (Print Name)

By:
   -------------------------------          -----------------------------------
Name:
     -----------------------------          Individually
Title:                                      Title:
      ----------------------------                -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  --------------     ----------

                                            OR:


                                            (if a corporation or partnership)


                                            -----------------------------------
                                            Company Name

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  ------------       ----------

                                                                     EXHIBIT I-1
                                                          TO FRANCHISE AGREEMENT


                      RIDER TO ADDENDUM - LOCATION APPROVAL


     1. Franchised Location. The Franchised Location, set forth in Section 3.1 of the Agreement shall be:
                          -----------------------------------------------------
 . ----------------------------------------------------------------------------.

     2. Legal Address. The business address for any notices mailed pursuant to
Section 22.13 of the Agreement shall be changed to read as follows:
                                                                   ------------
-------------------------------------------------------------------------------
 .

     3. Protected Territory. The Protected Territory described in Section 3.2 of the Agreement, shall be: -------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 .

 Fully executed this day        of                             ,   20  .
                        --------  -----------------------------      --

PAK MAIL CENTERS OF AMERICA, INC.,          FRANCHISEE
a Colorado corporation
                                            -----------------------------------
                                            (Print Name)

By:
   -------------------------------          -----------------------------------
Name:
     -----------------------------          Individually
Title:                                      Title:
      ----------------------------                -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:                Zip:
                                                  ---------------     ---------

                                            OR:

                                            (if a corporation or partnership)


                                            -----------------------------------
                                            Company Name

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  --------------     ----------

                                                                      EXHIBIT II
                                                          TO FRANCHISE AGREEMENT


               GUARANTY AND ASSUMPTION OF FRANCHISEE'S OBLIGATIONS
               ---------------------------------------------------

     In consideration of, and as an inducement to, the execution of the above Franchise Agreement (the "Agreement") by Pak Mail Centers of America, Inc. (the "Franchisor"), each of the undersigned hereby personally and unconditionally:

     Guarantees to the Franchisor and its successors and assigns, for the term of this Agreement, including renewals thereof, that the franchisee as that term is defined in the Agreement ("Franchisee") shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and

     Agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement and all obligations related thereto.

Each of the undersigned waives the following:

          1. Acceptance and notice of acceptance by the Franchisor of the foregoing undertaking;

          2. Notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed;

          3. Protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed;

          4. Any right he or she may have to require that any action be brought against Franchisee or any other person as a condition of liability; and

          5. Any and all other notices and legal or equitable defenses to which he or she may be entitled.

Each of the undersigned consents and agrees that:

          1. His or her direct and immediate liability under this guaranty shall be joint and several;

          2. He or she shall render any payment or performance required under the Agreement upon demand if Franchisee fails or refuses punctually to do so;

          3. Such liability shall not be contingent or conditioned upon pursuit by the Franchisor of any remedies against Franchisee or any other person; and

          4. Such liability shall not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which the Franchisor may from time to time grant to Franchisee or to any other person, including without limitation the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable during the term of the Agreement, including renewals thereof.

     IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature effective on the same day and year as the Agreement was executed.

WITNESS                                     GUARANTOR(S)

----------------------------------          -----------------------------------
----------------------------------          -----------------------------------
----------------------------------          -----------------------------------

                                                                     EXHIBIT III
                                                          TO FRANCHISE AGREEMENT

                             STATEMENT OF OWNERSHIP

Franchisee:
            -------------------------------------------------------------------

Trade Name (if different from above):

                                Form of Ownership
                                   (Check One)

                                                                   Limited
______ Individual  ______ Partnership  ______ Corporation  ______  Liability
                                                                   Company


     If a Partnership, provide name and address of each partner showing percentage owned, whether active in management, and indicate the state in which the partnership was formed.

     If a Limited Liability Company, provide name and address of each member and each manager showing percentage owned and indicate the state in which the Limited Liability Company was formed.

     If a Corporation, give the state and date of incorporation, the names and addresses of each officer and director, and list the names and addresses of every shareholder showing what percentage of stock is owned by each.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Franchisee acknowledges that this Statement of Ownership applies to the PAK MAIL Center authorized under the Franchise Agreement.

     Use additional sheets if necessary. Any and all changes to the above information must be reported to the Franchisor in writing.



Date                                        Name
     -----------------------------              -------------------------------

                                                                      EXHIBIT IV
                                                          TO FRANCHISE AGREEMENT

                AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS
                                 (DIRECT DEBITS)

The undersigned depositor ("Depositor") hereby (1) authorizes Pak Mail Centers of America, Inc. ("Company") to initiate debit entries and/or credit correction entries to the undersigned's checking and/or savings account indicated below and
(2) authorizes the depository designated below ("Depository") to debit such account pursuant to Company's instructions.


----------------------------------          -----------------------------------
Depository                                  Branch


----------------------------------          -----------------------------------
City                                        State                     Zip Code


--------------------------------------------------------------------------------
Bank Transit/ABA Number                                          Account Number



This authority is to remain in full force and effect until Depository has received joint written notification from Company and Depositor of the Depositor's termination of such authority in such time and in such manner as to afford Depository a reasonable opportunity to act on it. Notwithstanding the foregoing, Depository shall provide Company and Depositor with 30 days' prior written notice of the termination of this authority. If an erroneous debit entry is initiated to Depositor's account, Depositor shall have the right to have the amount of such entry credited to such account by Depository, if (a) within 15 calendar days following the date on which Depository sent to Depositor a statement of account or a written notice pertaining to such entry or (b) 45 days after posting, whichever occurs first, Depositor shall have sent to Depository a written notice identifying such entry, stating that such entry was in error and requesting Depository to credit the amount thereof to such account. These rights are in addition to any rights Depositor may have under federal and state banking laws.


----------------------------------          -----------------------------------
DEPOSITOR (Print Name)                      DEPOSITORY (Print Name)


By:                                         By:
   -------------------------------             --------------------------------
Its:                                        Its:
    ------------------------------              -------------------------------
Date:                                       Date:
     -----------------------------               ------------------------------

                                                                       EXHIBIT V
                                                          TO FRANCHISE AGREEMENT


                       ADDENDUM TO FRANCHISE AGREEMENT --
                                BUILD-OUT PROGRAM

     THIS ADDENDUM ("Addendum") to the Franchise Agreement dated_______________ __________________, 20____ is made effective as of the same date, by and between PAK MAIL CENTERS OF AMERICA, INC. ("Franchisor") and ________________________________________________________________ ("Franchisee"),
to supplement and amend certain terms of the Agreement. To the extent not defined herein, all initial-capitalized references in this Agreement shall have the same meaning as defined in the Agreement.

                                     PURPOSE

     A. The Agreement grants the Franchisee a franchise for the establishment and operation of a PAK MAIL Center in a retail location ("Center").

     B. The Franchisor provides or makes available construction, development and build-out services ("Build-Out Services") to assist qualified franchisees in constructing, developing and equipping a Center.

     C. The Franchisee desires to obtain the Build-Out Services and the Franchisor desires to provide or make available the Build-Out Services to the Franchisee under the terms and conditions which are contained in this Addendum.

     The Franchisor and the Franchisee therefore agree as follows:

     1. Build-Out Services. The Franchisor shall provide or make available, itself or through arrangements with independent contractors, the following Build-Out Services to the Franchisee, for the development and construction of the Center:

          a. Procurement of suitable plans and specifications conforming to the Franchisor's requirements for dimensions, exterior design, materials, interior design, layout, signs, counters, equipment and decorating for the Center, in compliance with applicable ordinances, building codes, permit requirements and lease requirements and restrictions.

          b. Obtaining of required construction-related permits and licenses.

          c. Procurement of fixtures, materials, equipment, modular furniture, counters and other such materials required for the construction of the Center.

          d. Securing of all contractors and/or subcontractors to construct improvements and install equipment and fixtures in the Center.

          e. Completion of the construction of required improvements to the Center premises and decorate the premises in compliance with the plans and specifications, and delivery of the completed Center.

          f. Furnishing and installing the required signage for the Center, if mutually agreed to by the parties.

          g. Furnishing and installing certain optional equipment, if mutually agreed to by the parties.

     2. Commencement of Build-Out Services. The Franchisor shall not be obligated to commence the Build-Out Services until the Franchisee submits an executed lease or other authority ("Lease") to occupy the location for the Center, which Lease has been previously approved by the Franchisor, and pays the first installment of the costs for build-out, as prescribed in Section 4.a below ("Start Date").

     3. Completion of Build-Out Obligations. Conditional upon the timely payment of the costs for build-out, an estimate of which have been acknowledged and agreed to by the parties in writing ("Build-Out Costs"), and submission of an executed Lease for the location of the Center, the Franchisor agrees to use its best efforts to complete development of and have the Center ready to open and commence the operation of business within a reasonable time after the Franchisor obtains possession of the premises, as may be necessary, and to obtain all required construction permits.

     4. Build-Out Costs and Additional Expenses. The Build-Out Costs shall be calculated in the Build-Out Schedule and executed by the Franchisor and the Franchisee no later than the Start Date. The Franchisee acknowledges that the Build-Out Costs do not include other charges, costs and expenses for which the Franchisee is responsible and liable, such as construction extras, landlord chargebacks and additional costs and expenses as may be incurred due to the Franchisee's failure to tender the Build-Out Costs as required by this Agreement. The Franchisee acknowledges that the Build-Out Costs include a fee to the Franchisor, denoted herein as the "Development Fee". In addition:

          a. The Build-Out Costs shall be paid prior to the commencement of the Build-Out Services. The Franchisee acknowledges and understands that construction of the Center by the Franchisor will not begin until the Build-Out Costs have been paid to the Franchisor in full; provided, however, upon receipt by the Franchisor of evidence of a binding finance commitment from a third party to the Franchisee, the Franchisor may elect, in its sole discretion, to commence construction of the Center without receiving payment of all of the Build-Out Costs and/or to otherwise vary the payment schedule for the Build-Out Costs.

          b. The Franchisee is solely and exclusively responsible and liable for and shall pay when due all sales, use, property or other taxes (including any penalties and interest) owed due to the construction of the Center, the improvement of the premises where the Center is located and the purchase of all materials, equipment, fixtures, furniture, labor, or other items utilized in the development and/or construction of the Center.

          c. To the extent not covered by the Build-Out Costs, the Franchisee shall be responsible for and shall pay when due all other costs and expenses incurred in the development of the Center.

          d. Franchisee grants to Franchisor a Security Interest in all equipment, supplies, furniture and inventory located at the Center until such time as full payment is received by Franchisor and all third parties for the Build-Out Services provided.

          e. The Franchisee acknowledges and agrees that the actual cost of the build-out shall be computed upon completion of the Build-Out Services and the Development Fee as estimated in writing shall be adjusted to reflect the actual cost of the build-out of the Center.

     5. Control of Build-Out. The Franchisee acknowledges that the development of the Center, all design changes, modifications to the Center design, all construction issues, trade fixture and equipment changes, and all other matters related to the development of the Center and the construction thereof, shall be within the sole discretion of the Franchisor. The Center shall be turned over to Franchisee ready to open for business, subject to a punch list of items to be corrected within 60 days of the turnover to the Franchisee. Franchisee shall be responsible and liable for obtaining all business licenses, permits and the like not related to construction, required by state or local authorities for the operation of the Center.

     6. Conversion and Design, Signs, Equipment and Permits and Licenses. Sections 5.3, 5.4, 5.5 and 5.6 of the Agreement are amended by adding the following to the end of each section:

     Notwithstanding the foregoing, the Franchisor acknowledges the necessary conversion and design of the location, if any, meets the Franchisor's plans and specifications; any signs meet the standards and specifications of the Franchisor and comply with applicable mall regulations, local ordinances, building codes and zoning regulations; the equipment and POS System meet the Franchisor's standards and specifications; and the necessary permits and licenses relating to the construction of the Center have been obtained. To the extent applicable, however, all of the Franchisee's covenants set forth in this Section apply to the Franchisee's operation of the Center.

     7. Improvements and Warranties. Within 30 days after completion of the Center, the Franchisor shall provide the Franchisee a schedule listing all leasehold improvements, equipment, furniture and fixtures installed in the Center, and any and all equipment warranties provided by third parties, if not already forwarded to the Franchisee.

     8. Excuse of Performance. Notwithstanding anything in this Addendum to the contrary, the obligations of the Franchisor to pursue and complete the Build-Out Services shall be excused from such delay of performance as may be caused by any legal directive; intervention of any governmental order, regulation, direction, request or contingency; acts of God; or any cause beyond the reasonable control of the Franchisor; provided, however, that such excuse of performance shall be limited to the period of delay directly related to such cause.

     9. Conflict. In the event of a conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control.

     10. Effective Date. This Addendum shall not become effective until accepted by the Franchisor as evidenced by the signing and dating of this Addendum by an officer of the Franchisor.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date first set forth above.


PAK MAIL CENTERS OF AMERICA, INC.,          FRANCHISEE
a Colorado corporation
                                            -----------------------------------
                                            (Print Name)

By:
   -------------------------------          -----------------------------------
Name:
     -----------------------------          Individually
Title:                                      Title:
      ----------------------------                -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  --------------     ----------

                                            OR:

                                            (if a corporation or partnership)


                                            -----------------------------------
                                            Company Name

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------
                                            Address:
                                                    ---------------------------
                                            City:
                                                 ------------------------------
                                            State:               Zip:
                                                  -------------      ----------

(2/28/01)

                                                                      EXHIBIT VI
                                                          TO FRANCHISE AGREEMENT

                                  AMENDMENT TO
                          PAK MAIL FRANCHISE AGREEMENT
                                    (RENEWAL)



     PAK MAIL CENTERS OF AMERICA, INC. ("Franchisor") and _____________________ __________________________________ ("Franchisee") entered into a certain
Franchise Agreement ("Agreement") on ,_______________ 20__, and desire to supplement and amend certain terms and conditions of such Agreement by this Amendment to Franchise Agreement ("Amendment"). The parties therefore agree as follows:

     1. Initial Franchise Fee. Section 4.1 is deleted in its entirety.

     2. Approval of Franchised Location. Section 5.1 is deleted in its entirety.

     3. Center Upgrades. Sections 5.3, 5.4 and 5.5 are amended to include the following:

          Within _________ (__) days of the date of this Agreement, Franchisee agrees to upgrade the PAK MAIL Center as follows__________________________
     _________________________________________________________________________.

     4. Commencement of Operations. Section 5.7 is deleted in its entirety.

     5. Initial Training. Sections 6.1 and 6.2 are deleted in their entirety.

     6. Franchisor's Development Assistance. Section 7.1 is deleted in its entirety

     7. Marketing Material Beginning Inventory. Section 12.2 is deleted in its entirety.

     8. Release. Franchisee for itself, its successors, assigns, agents, representatives, employees, officers, directors, managers and owners hereby fully and forever unconditionally releases and discharges Franchisor and its affiliates, and their respective current and former successors, assigns, agents, representatives, employees, officers, directors and shareholders (collectively referred to as "Franchisor Affiliates") from any and all claims, demands, obligations, actions, liabilities and damages of every kind and nature whatsoever, in law or in equity, whether known or unknown to it, which it may now have against Franchisor or Franchisor Affiliates, or which may hereafter be discovered, in connection with, as a result of, or in any way arising from, any relationship or transaction with Franchisor or Franchisor Affiliates, however characterized or described, which relates in any way to the former PAK MAIL franchise agreement between Franchisee and Franchisor or the former franchise relationship, from the beginning of time until the date of this Agreement.

     9. Successor Fee. Franchisor acknowledges receipt of $________ from Franchisee in payment of the successor franchise fee.

     10. Effectiveness of Agreement. The terms and conditions of this Amendment are in addition to or in explanation of the existing terms and conditions of the Agreement and shall prevail over and supersede any inconsistent terms and conditions thereof.

     Fully executed this ____ day of ____________________, 20__.


                                            PAK MAIL CENTERS OF AMERICA, INC.



                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------
                                            Date:
                                                  -----------------------------


                                            FRANCHISEE:


                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------
                                            Date:
                                                  -----------------------------

                                            -----------------------------------
                                            Individually

                                            -----------------------------------
                                            Individually


                                       2